Atlantic Cable Maintenance and Repair Agreement                    Exhibit 10.23
--------------------------------------------------------------------------------










ATLANTIC CABLE MAINTENANCE

AND

REPAIR AGREEMENT

(ACMA)






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Atlantic Cable Maintenance and Repair Agreement
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ATLANTIC CABLE MAINTENANCE AND REPAIR AGREEMENT

This Agreement is made as of the 20th day of January 1998 between the Parties which have signed this Agreement and which are identified in Schedule A attached.

WHEREAS:

A. the Parties wish to provide an arrangement for the Repair and Maintenance and Improvement of Scheduled Cables for which the Maintenance Authorities are responsible within the Area;

B. the basis of this arrangement is intended to be co-operative action among the Parties for the mutual benefit of the Parties;

C. the Ship Operators operate Cable Ships to which the Maintenance Authorities wish to have access under the terms of this Agreement;

D. this Agreement sets out the terms and conditions governing the availability of the Cable Ships and the calculation and allocation of the costs connected with their employment as well as the operating procedures necessary to carry out the purpose of this Agreement;

E. this Agreement is intended by the Parties to cancel and supersede the previous Atlantic Cable Maintenance and Repair Agreement dated 1 April 1989.

NOW IT IS AGREED by and between the Parties as follows:

ARTICLE 1         DEFINITIONS AND INTERPRETATION

1.1      DEFINITIONS

In this Agreement the expressions set out below shall bear the following meanings:


"Accounting  Units"                       means units which are allocated to
                                          Scheduled Cables and their respective
                                          Maintenance Authorities; the values of
                                          these units are derived as specified
                                          in Schedule B and are listed in
                                          Schedules B1 and B2 as may be revised
                                          from time to time pursuant to this
                                          Agreement;

"Affiliate"                               means in relation to any Party any
                                          company or partnership which is a
                                          Subsidiary of such Party or a company
                                          or partnership of which such Party is
                                          a Subsidiary; or a company or
                                          partnership which is another
                                          Subsidiary of a company or partnership
                                          of which such Party is a Subsidiary;



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Atlantic Cable Maintenance and Repair Agreement
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


"Agreement"                               means this Atlantic Cable Maintenance
                                          and Repair Agreement (ACMA), including
                                          the Schedules attached hereto and any
                                          subsequent amendments made hereto
                                          pursuant to the terms of this
                                          Agreement;

"Agreement Year"                          means any period of twelve calendar
                                          months ending on 31 December;

"Alternative Cable Ship"                  means a Cable Ship nominated as such
                                          by a Ship Operator pursuant to
                                          Articles 4.2.4(b) and 6;

"Area"                                    means the ACMA area, the geographical
                                          area which is the subject of this
                                          Agreement and identified as such on
                                          the map attached as Schedule D, which
                                          is bounded in the North by latitude
                                          64DEG.N, the east coast of Greenland
                                          to Cape Farvell, and latitude 60DEG.N
                                          from Cape Farvell to Cape Chidley in
                                          Canada; in the South by latitude
                                          40DEG.S; in the West by the eastern
                                          mainland coasts of North, Central and
                                          South America; and in the East by the
                                          west coast of Norway, latitude 62DEG.N
                                          to the Faeroe Islands, a direct line
                                          from the Faeroe Islands to the
                                          northernmost point of Great Britain,
                                          the west cost of great Britain, a
                                          direct line drawn from Falmouth in
                                          England to Brest in France, the west
                                          coast of France, the coast of
                                          Portugal, the west coast of Spain to
                                          Cape Trafalgar, a direct line drawn
                                          from Cape Trafalgar to Cape Spartel,
                                          the west coast of Africa to the Cape
                                          of Good Hope and thence a direct line
                                          due South to latitude 40DEG.S; the
                                          Management Committee may also agree to
                                          extend the Area further to include
                                          additional Scheduled Cables as
                                          requested by any Maintenance
                                          Authority;

"Appointed Party"                         means any Party appointed by the
                                          Management Committee to carry out
                                          a specific function under this
                                          Agreement, including but not limited
                                          to: the Central Billing Party, the
                                          Schedule B Party, the Schedule E
                                          Party, the Schedule H Party, the
                                          Schedule K Party and the Schedule L
                                          Party;

"Assigned Port"                           means the port from which a Cable Ship
                                          is at any given time required to
                                          operate under this Agreement pursuant
                                          to the Ships' Program and which may
                                          include, where appropriate, its Base
                                          Port;


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

"Authorised Shipboard
Representative"                           means the person so designated by a
                                          Maintenance Authority pursuant to
                                          Article 10.2;

"Authorised Shore
Representative"                           means the person so designated by a
                                          Maintenance Authority
                                          pursuant to Article 10.2;

"Available"                               means, for a Cable Ship, when it is
                                          not unavailable for any of the reasons
                                          described in Article 7.1 and
                                          "Availability" shall be construed
                                          accordingly;

"Available Ship Days"                     means those days during an Agreement
                                          Year when the Cable Ships are
                                          Available;

"Base Port"                               means the port identified as such in
                                          Article 4.1.1, where the relevant
                                          Cable Ship will normally be based;

"Bearer Capacity"                         means capacity in a Scheduled Cable
                                          which is exclusive of capacity derived
                                          by the use of digital circuit
                                          multiplication equipment or similar
                                          device;

"Cable Ship"                              means any of the following vessels;

                                          BC Atlantida, which is owned and
                                          operated by TEMASA;

                                          CS Sir Eric Sharp, which is owned and
                                          operated by CWM;

                                          CS Global Link, which is owned by CS
                                          Global Link, L.P. and operated through
                                          its General Partner TCSC;

                                          CS Global Mariner, which is owned by
                                          CS Global Mariner, L.P. and operated
                                          through its General Partner TCSC;

                                          NC Leon Thevenin, which is owned by
                                          FCR and operated by FT;

                                          CS Sovereign, which is owned by BT and
                                          operated by CWM; for the purpose of
                                          this Agreement, BT shall be deemed to
                                          be the Shipowner;

"Central Billing Party"                   means the Maintenance Authority
                                          responsible for the performance of all
                                          billing and associated functions under
                                          this Agreement;


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

"Confidential Information"                means any information related to this
                                          Agreement in whatever form about or
                                          concerning any Party or any of its
                                          Affiliates and any of that Party's
                                          contractors, sub-contractors,
                                          employees, servants or agents
                                          including, but not limited to,
                                          business products and methods of work
                                          of any of the aforesaid persons but
                                          not including any such information
                                          which:

                                          (a)    is or becomes generally
                                                 available to the public (other
                                                 than by reason of a breach of
                                                 this Agreement); and/or

                                          (b)    is known to the receiving or
                                                 acquiring party at the time of
                                                 its receipt or acquisition
                                                 without restriction; and/or

                                          (c)    is subsequently acquired from a
                                                 third party on terms that it
                                                 may be disclosed and/or used
                                                 where such third party is
                                                 lawfully entitled to disclose
                                                 on such terms; and/or

                                          (d)    is required to be disclosed by
                                                 a court of law, regulatory
                                                 authority or tribunal of
                                                 competent jurisdiction;

"C&MA"                                    means, for any Scheduled Cable, the
                                          construction and maintenance
                                          agreement, or equivalent governing
                                          agreement, which has been executed by
                                          the owners of that Scheduled Cable;

"Constructive Total Loss"                 means a situation where the cost of
                                          repairs to the Cable Ship and/or
                                          replacement thereof equals or exceeds
                                          the insured value;

"Eastern Zone"                            means that part of the Area which lies
                                          to the East of a direct line drawn
                                          from Reykjanes in south Iceland,
                                          through the approximate geographical
                                          mid-points of any transatlantic
                                          Scheduled Cables which such direct
                                          line crosses, to Belem in Brazil;

"Eastern Zone Party"                      means any of the Parties which are
                                          listed in Schedule B2;

"Fuel Used In Port While                  means fuel and lubricating oil used
On Standby"                               while a Cable Ship is on Standby in
                                          port and the coast of which is not
                                          included in Standing Charges or
                                          Running Costs;



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


"LIBOR"                                   means the London Inter-Bank Offer Rate
                                          being the arithmetic mean, rounded to
                                          the nearest one sixteenth of one per
                                          cent, of the offered interest rates
                                          for US $10 million quoted by the
                                          market of five reference banks at 11am
                                          each working day; the banks are
                                          National Westminster Bank, Bank of
                                          Tokyo, Deutsche Bank, Banque Nationale
                                          de Paris and Morgan Guarantee Trust;

"Maintenance and
Improvement"                              means work, other than a Repair, which
                                          is carried out on an interruptible
                                          basis on a Scheduled Cable by a Cable
                                          Ship, and which is deemed by the
                                          relevant Maintenance Authority to be
                                          required in order to reduce the
                                          susceptibility of that Scheduled Cable
                                          to future service-affecting faults;

"Maintenance Authorities"                 means the Parties which are identified
                                          in Schedule B1 and/or B2 as having
                                          either sole or joint responsibility
                                          for the maintenance of a Scheduled
                                          Cable and "Maintenance Authority"
                                          shall mean any one of such Parties;

"Management Committee"                    means the ACMA Management Committee
                                          established pursuant to Article 3;

"Master"                                  means the person designated as such by
                                          the appropriate Ship Operator and
                                          charged with the responsibility for
                                          the safety and day-to-day operation of
                                          its Cable Ship and safety of Cable
                                          Ship personnel;

"Notional Capacity"                       means, for a Scheduled Cable, the
                                          quantity of Bearer Capacity which is
                                          identified as such in Schedule B1
                                          and/or B2 and which is either:

                                                 (i) specified as the notional
                                                 capacity in the relevant
                                                 C&MA; or

                                                 (ii)for Scheduled Cables not
                                                 having a specified notional
                                                 capacity, the quantity of
                                                 Bearer Capacity which is agreed
                                                 as such between the Management
                                                 Committee and the relevant
                                                 Maintenance Authority in
                                                 accordance with the provisions
                                                 of Paragraph 3.1.1 of Schedule
                                                 B;


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

"Operation"                               means Repair, or Maintenance and
                                          Improvement, or other work of an
                                          interruptible nature performed under
                                          this Agreement;

"Operational Distance"                    means the distance from its Assigned
                                          Port to the place at which an
                                          Operation is carried out by a Cable
                                          Ship;

"Outside Work"                            means work outside the terms of
                                          this Agreement carried out by a Cable
                                          Ship and for which neither Standing
                                          Charges nor Running Costs are
                                          chargeable in any manner under this
                                          Agreement;

"Parties"                                 means the parties identified in
                                          Schedule A which have signed this
                                          Agreement on the signature pages
                                          hereto; it includes any party which is
                                          subsequently admitted under Article 27
                                          and has signed an agreement in the
                                          form provided in Schedule N hereto;
                                          "Party" shall mean any one of such
                                          Parties;

"Passage Time"                            means, as applicable:

                                          (a)    the period of elapsed time from
                                                 the departure time of a Cable
                                                 Ship from its Assigned or Base
                                                 Port until its arrival time at
                                                 the site of an Operation or
                                                 Outside Work; and/or

                                          (b)    the period of elapsed time from
                                                 the departure time of the Cable
                                                 Ship from the site of an
                                                 Operation or Outside Work until
                                                 its arrival time at its
                                                 Assigned or Base Port; and/or

                                          (c)    the period of elapsed time from
                                                 the departure time of the Cable
                                                 Ship from the site of an
                                                 Operation or Outside Work until
                                                 its arrival time at the site of
                                                 a different Operation or
                                                 Outside Work; and/or

                                          (d)    the period of elapsed time from
                                                 the departure time of the Cable
                                                 Ship from a specified point in
                                                 one Zone until its arrival time
                                                 at another specified point in
                                                 the same Zone; and/or

                                          (e)    the period of elapsed time from
                                                 the departure time of the Cable
                                                 Ship from a specified point in
                                                 one Zone until its arrival time
                                                 at a specified point in the
                                                 other Zone;


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

"Refit"                                   means statutory maintenance work or
                                          any other maintenance work carried out
                                          on a Cable Ship and identified as
                                          "Refit" in the Ships' Program;

"Repair"                                  means work carried out on a Scheduled
                                          Cable by a Cable Ship and which is
                                          deemed by the relevant Maintenance
                                          Authority to be required in order to
                                          remedy a fault suffered by that
                                          Scheduled Cable;

"RFS Date"                                means, for a Scheduled Cable, the date
                                          at which the relevant Maintenance
                                          Authority and/or its co-owners (if
                                          any) agree to place such Scheduled
                                          Cable into operation for customer
                                          service;

"Running Costs"                           means incremental costs, which are
                                          over and above Standing Charges and
                                          the cost of Fuel Used In Port While On
                                          Standby, WHICH ARE ASSOCIATED WITH A
                                          SPECIFIC OPERATION OR ACTIVITY and
                                          incurred in connection with the
                                          operation of a Cable Ship and/or other
                                          related activities, including but not
                                          limited to the costs of the following:

                                          DURING AN OPERATION - IN PORT

                                          (a)    fuel used;

                                          (b)    lubricating oils used;

                                          (c)    loading and unloading a
                                                 Maintenance Authority's cable,
                                                 plant and equipment at a depot
                                                 and on a board a Cable Ship;

                                          (d)    agency fees for attending
                                                  departure/arrival;

                                          (e)    immigration charges and local
                                                 taxes;

                                          DURING AN OPERATION - AT SEA

                                          (f)     fuel used;

                                          (g)    lubricating oils used;

                                          (h)    additional personnel not
                                                 already included in Standing
                                                 Charges, and their associated
                                                 travel;


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

                                          (i)    officer and crew overtime;

                                          (j)    victualling (either in full if
                                                 not already included in
                                                 Standing Charges, or for
                                                 additional personnel);

                                          (k)    port entry/exit charges
                                                 (including pilotage, tonnage
                                                 dues and light dues);

                                          (l)    at-sea insurance premiums;

                                          (m)    the Cable Ship's operational
                                                 communications charges;

                                          (n)    communications charges for the
                                                 Maintenance Authority's
                                                 representatives;

                                          (o)    victualling for the Maintenance
                                                 Authority's representatives;

                                          (p)    specialist services for weather
                                                 forecasting and navigation;

                                          (q)    specialist hired services to
                                                 assist with an Operation
                                                 (including guard boats, barges
                                                 and beach equipment);

                                          (r)    consumable stores (including
                                                 rope, cable stoppers,
                                                 damage/lost equipment and
                                                 jointing consumables supplied
                                                 by the Ship Operator);

                                          (s)    insurance deductibles;

                                          (t)    special war risk insurance
                                                 premiums;

"SCARAB Users Agreement"                  means the SCARAB III and IV Users'
                                          Agreement dated 28 February 1990;

"Schedule B Party"                        means the Party appointed, pursuant to
                                          Article 13, to prepare, revise and
                                          distribute Schedules B1 and B2;

"Schedule E Party"                        means the Party appointed, pursuant to
                                          Article 9.5, to prepare, revise and
                                          distribute Schedule E;

"Schedule H Party"                        means the Party appointed, pursuant to
                                          Article 20.3, to prepare, revise and
                                          distribute the Ships' Program in the
                                          format given in Schedule H;


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

"Schedule K Party"                        means the Party appointed, pursuant to
                                          Article 20.6, to prepare, revise and
                                          distribute Schedules K1 to K5;

"Schedule L Party"                        means the Party appointed, pursuant to
                                          Article 20.4 to prepare, revise and
                                          distribute the "ACMA Fault Report" on
                                          an annual basis;

"Scheduled Cables"                        means the submarine telecommunications
                                          cables, or parts thereof, which are
                                          subject to this Agreement and
                                          identified as such in Schedules B1 and
                                          B2; "Scheduled Cable" shall mean any
                                          one of such Scheduled Cables;

"Ship Operators"                          means the Parties responsible for the
                                          operation of the Cable Ships and
                                          identified as such in this Article 1.1
                                          for the relevant Cable Ship; "Ship
                                          Operator" shall mean any one of such
                                          Parties;

"Shipowner"                               means a Party which owns a Cable Ship
                                          and which is identified as such in
                                          this Article 1.1 for the relevant
                                          Cable Ship;

"Ships' Program"                          means the graphical representation
                                          provided pursuant to Article 4.3 and
                                          20.3, and in the format of the pro
                                          forma which is attached as Schedule H,
                                          of the agreed Availability for the
                                          Cable Ships and/or Alternative Cable
                                          Ships (if any) for the relevant
                                          Agreement Year;

"Ship Schedule"                           means any of the Schedules C1 to C6
                                          inclusive which contain, among other
                                          things:

                                          (a)    certain operating conditions
                                                 under which the Ship Operator
                                                 makes its Cable Ship available
                                                 for the purposes of this
                                                 Agreement;

                                          (b)    a performance specification for
                                                 the relevant Cable Ship; and

                                          (c)    certain information required
                                                 for the purpose of calculating
                                                 Cable Ship costs;

"Spare Submersible Plant"                 means spare cable, repeaters,
                                          branching units, joint housings,
                                          terminations, jointing kits and
                                          consumables to be used in an
                                          Operation;


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

"Specific Practices"                      means any submarine cable maintenance
                                          practices and equipment which are not
                                          included in Standard Practices;

"Specific Scheduled Cable"                means a Scheduled Cable which is
                                          identified as such in Annex 1 to
                                          Schedule E and which is not a Standard
                                          Scheduled Cable and which requires the
                                          use of Specific Practices in its
                                          maintenance;

"Standard Practices"                      means the submarine cable maintenance
                                          practices and equipment which are
                                          specified in Schedule E and which the
                                          Cable Ships are capable of supporting;

"Standard Scheduled Cable"                means a Scheduled Cable which is
                                          identified as such in Annex 1 to
                                          Schedule E and which is capable of
                                          being maintained in accordance with
                                          the Standard Practices;

"Standby"                                 means any period when a Cable Ship is
                                          not engaged on an Operation but is
                                          Available;

"Standing Charges"                        means the annual charge as specified
                                          in Schedule F, which is charged by a
                                          Ship Operator in connection with its
                                          Cable Ship and its associated
                                          services; Standing Charges include in
                                          particular, but are not limited to:

                                          (a)    depreciation on the capital
                                                 cost of the Cable Ship and
                                                 its equipment;

                                          (b)    interest on the capital cost of
                                                 the Cable Ship and its
                                                 equipment;

                                          (c)    the cost of repairs to the
                                                 Cable Ship and its equipment
                                                 and any essential renewals of
                                                 its equipment;

                                          (d)    the cost of Refit;

                                          (e)    the salaries, wages and
                                                 allowances (including liability
                                                 for pension contributions) and
                                                 travel costs of the permanent
                                                 officers and crew (as specified
                                                 in the relevant Ship Schedule)
                                                 of the Cable Ship;

                                          (f)    the cost of providing victuals,
                                                 water, shore power, stores and
                                                 other services to the normal
                                                 standards of each Ship
                                                 Operator;


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

                                          (g)    the cost of port charges and
                                                 agency fees not included in
                                                 Running Costs, Base Port
                                                 charges and associated
                                                 headquarters charges;

                                          (h)    the cost of insurance
                                                 (excluding "at sea" insurance
                                                 which is included in Running
                                                 Costs) against such risks as
                                                 the Ship Operator decides to
                                                 insure by contract; or where
                                                 the Ship Operator decides not
                                                 to insure, an amount in lieu of
                                                 the cost of insurance to
                                                 compensate the Ship Operator
                                                 for carrying its own risks;

                                          (i)    the cost of all universal
                                                 jointing and in-service repair
                                                 equipment for Standard
                                                 Scheduled Cables which is
                                                 required for the Cable Ship, as
                                                 specified in the relevant Ship
                                                 Schedule;

"Subsidiary"                              means a company which is a subsidiary
                                          of another company if the latter owns
                                          legally or beneficially, directly or
                                          indirectly, the shares of the former,
                                          such share having the right to 50% or
                                          more of the voting rights under
                                          ordinary circumstances in a general
                                          meeting of shareholders; or a
                                          partnership which is owned by another
                                          entity if such entity owns at least
                                          50% of the partnership's units;

"Total Loss"                              means a situation where the Cable Ship
                                          is destroyed or so damaged as to cease
                                          to be a thing of the kind insured, or
                                          where the cost of repairs and/or
                                          replacement equals or exceeds the
                                          insured value;

"UJ"                                      means universal jointing which is
                                          required for the Cable Ships, as
                                          specified in Schedule E;

"UQJ"                                     means universal quick jointing which
                                          is required for the Cable Ships, as
                                          specified in Schedule E;

"Western Zone"                            means that part of the Area which lies
                                          to the West of a direct line drawn
                                          from Reykjanes in south Iceland,
                                          through the approximate geographical
                                          mid-points of any transatlantic
                                          Scheduled Cables which such direct
                                          line crosses, to Belem in Brazil;

"Western Zone Party"                      means any of the Parties which are
                                          listed in Schedule B1;


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


"Wilful Misconduct"                       means any act (whether of commission
                                          or omission), approval or
                                          representation made by a Party
                                          pursuant to this Agreement and where
                                          such act, approval or representation
                                          is based upon the intentional or
                                          reckless disregard of good and prudent
                                          submarine telecommunications cable
                                          maintenance practice but shall not
                                          include any error of judgement or
                                          mistake made by any contractor,
                                          employee, agent or director in the
                                          exercise in good faith of any
                                          function, authority or discretion
                                          conferred upon a Party under this
                                          Agreement;

"Zone"                                    means either the Eastern Zone or the
                                          Western one;

"Zone Party"                              means either an Eastern Zone Party or
                                          a Western Zone Party..



1.2      INTERPRETATION

         1.2.1 The Schedules attached and listed above form part of this Agreement and any Article which contains a reference to a Schedule shall be read as if the Schedule were set out at length in the body of the Article itself. Any reference to a Schedule is to a Schedule of this Agreement. Except where expressly stated otherwise, where a Schedule has been updated or amended pursuant to this Agreement any reference to that Schedule is a reference to the Schedule then currently in force.

         1.2.2 The headings in this Agreement are inserted for convenience only and shall be ignored in construing this Agreement.

         1.2.3 Any reference to an Article is a reference to an Article of this Agreement.

         1.2.4 In this Agreement, where the sense requires, words denoting the singular shall also include the plural and vice versa. References to persons shall include firms and companies and vice versa. Reference to the male shall include the female.

         1.2.5 This Agreement represents the entire understanding between the Parties in relation to the subject matter of this Agreement and supersedes all prior provisions, undertakings and agreements, whether oral or written, relating to these matters.

         1.2.6 The Parties hereby agree that this Agreement cancels and supersedes the previous Atlantic Cable Maintenance and Repair Agreement dated 1 April 1989.

ARTICLE 2         GENERAL CONDITIONS

2.1 Subject to the terms of this Agreement, the Ship Operators agree to provide, and the Maintenance Authorities agree to pay the costs (as defined in Article 15) of, the Cable

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         Ships and associated cable maintenance services which form the subject of this Agreement.

2.2 The Parties warrant that they are duly authorised to enter into this Agreement on behalf of themselves and on behalf of and in the name of the co-owners of the Scheduled Cables for which they are the Maintenance Authority and to give undertakings on behalf of and in the name of themselves and their co-owners.

2.3 Subject to the terms herein, this Agreement shall be open to all entities wishing to become a Party and which have responsibility for the maintenance of a submarine telecommunications cable which has been laid within the Area. Any entity wishing to become a Party and thereby enter a cable into this Agreement must bring the whole of that part of said cable which lies within the Area and for which it has maintenance responsibility into the Agreement as a Scheduled Cable. The bringing of any cable or part of a cable into this Agreement by any Party shall not however create an obligation on that Party to bring any other cable for which that entity has a maintenance responsibility, into this Agreement.

2.4 A Maintenance Authority may propose for inclusion in this Agreement as a Scheduled Cable a cable which is not situated within the Area. The Management Committee shall then consider and either approve or not approve the proposal.

2.5 Nothing in this Agreement shall prevent a Maintenance Authority from arranging, outside of the terms of this Agreement and at such Maintenance Authority's own expense, a repair or other work on a Scheduled Cable for which it is responsible.

2.6 No cable shall be permitted to be brought into this Agreement as a Scheduled Cable unless, at the date of its intended entry into this Agreement, it is reasonably demonstrated to the Management Committee that such cable is free of any fault in its submerged plant that would affects its ability to carry telecommunications traffic.

2.7 The parties agree that where a cable is brought into this Agreement as a Scheduled Cable and such Scheduled Cable has, at the date of its entry into this Agreement, already been qualified for jointing by means of existing UJ or UQJ technology, the Ship Operator shall implement the necessary additional jointing training and/or tooling required by the crew of a Cable Ship to permit that Cable Ship to carry out a Repair to such Scheduled Cable. The costs of such additional training and/or tooling is required by the crew of a Cable Ship assigned to the Western Zone, in proportion to the Accounting Units allocated to them in Schedule B1, or borne by the Eastern Zone Parties, if such additional training and/or tooling is required by the crew of a Cable Ship assigned to the Eastern Zone, in proportion to the Accounting Units allocated to them in Schedule B2. The provisions of this Article 2.7 shall also apply to a Scheduled Cable which becomes qualified for jointing by means of existing UJ or UQJ technology during the term of this Agreement.

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2.8      Notwithstanding the provisions of Articles 6 and 14, in the event of the Parties requiring a cable ship, in addition to those Cable Ships listed in Article 1.1, to be permanently entered into this Agreement such additional cable ship shall only be entered subject to the following conditions:

         2.8.1 an amendment shall required to this Agreement in accordance with
         Article 27.1; and

         2.8.2 such additional cable ship shall be selected for inclusion in this Agreement only by means of an open tender invitation and adjudication exercise which shall be offered to all known qualified cable ship suppliers.

2.9 A cable shall be permitted to be brought into this Agreement as a Scheduled Cable prior to its RFS Date but after the completion of its laying operation. However, any Repair to such Scheduled Cable which is carried out prior to its RFS Date shall be carried out on an interruptible basis. The Standing Charges applicable to such Scheduled Cable shall be calculated and billed to the relevant Maintenance Authority on a pro rata daily basis for the period from its date of introduction into this Agreement until the RFS Date of such Scheduled Cable. Following the RFS Date of such Scheduled Cable, the normal procedures for the calculation and billing of Standing Charges shall apply.

2.10 Subject to Article 2.11, in the event that less than all of the parties listed in Schedule A sign this Agreement, this Agreement shall be effective only for those parties which have signed this Agreement. Those parties listed in Schedule A that fail to sign this Agreement shall not be deemed to be Parties to this agreement and none of the cables for which they are the sole Maintenance Authority shall be deemed to be Scheduled Cables. Any Scheduled Cable for which such non-signing party is a joint maintenance authority shall be deemed to be a Scheduled Cable only if such non-signing party's joint Maintenance Authority HAS signed this Agreement and agrees, for the purpose of this Agreement, to be deemed the sole Maintenance Authority for such Scheduled Cable.

2.11     This Agreement shall not come into force until:

         (a)      all Ship Operators have signed this Agreement; and

         (b) Maintenance Authorities listed in Schedule A having responsibility for at least 95% of the Accounting Units have also signed this Agreement.

2.12 The coming into force of this Agreement pursuant to Article 2.11 shall be confirmed in writing to all Parties listed in Schedule A by the chairman of the Management Committee.

ARTICLE 3         THE MANAGEMENT COMMITTEE

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3.1      Each Party shall be entitled to be represented on the Management
         Committee.

3.2 Subject to the terms of this Agreement, the functions of the Management Committee shall be as follows.

         3.2.1 To co-ordinate and ensure the efficient management of all actions required by this Agreement.

         3.2.2 To ensure that each Cable Ship is appropriately assigned for the purposes of this Agreement and in particular to inform the Parties of the location of an Alternative Cable Ship if a Cable Ship if a Cable Ship is not Available or is temporarily removed from this Agreement for any reason.

         3.2.3 To decide upon any applications by a Party or a third party as required or permitted by this Agreement. For the avoidance of doubt, with respect to applications by maintenance authorities to become parties to this Agreement, the consent of the Management Committee shall not be unreasonably withheld.

         3.2.4 To provide the opportunity for any Party to advise the other Parties on any difficulties experienced in maintaining Scheduled Cables.

         3.2.5 To discuss non-binding recommendations on the standardisation of Repair techniques and the development of new techniques, and authorise such recommendations as necessary.

         3.2.6 To discuss non-binding recommendations for changes to the list of Cable Ship basic facilities detailed in Schedule E, and authorise such recommendations as necessary.

         3.2.7 To appoint or remove at any time and from time to time the Central Billing Party.

         3.2.8 To appoint or remove at any time and from time to time the Schedule B Party to be responsible for the preparation and revision of Schedules B1 and B2 and the distribution of the same to the Parties and the Central Billing Party pursuant to Article 13, and to review as necessary and approve said Schedules.

         3.2.9 To appoint or remove at any time and from time to time the Schedule E Party to be responsible for the preparation and revision of Schedule E and the distribution of the same to the Parties pursuant to
         Article 9.5, and to review as necessary and approve said Schedule E.

         3.2.10 To appoint or remove at any time and from time to time the Schedule H Party to be responsible for the preparation, revision and distribution of the Ships' Program.

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         3.2.11 To review as necessary and approve the Ships' Program prepared pursuant to Articles 4.3 and 20.3.

         3.2.12 To appoint or remove at any time and from time to time the Schedule K Party to be responsible for notifying the Maintenance Authorities of relevant Cable Ship movements pursuant to Article 20.6.

         3.2.13 To appoint or remove at any time and from time to time the Schedule L Party to be responsible for the preparation, revision and distribution of the annual "ACMA Fault Report" pursuant to Article 20.4.

         3.2.14 To monitor the working of this Agreement and to discuss non-binding recommendations for suggested amendments to this Agreement and implement, such amendments as necessary in accordance with the terms of this Agreement.

         3.2.15 To monitor periodically, annually or as necessary, the distribution of Cable Ship coverage as detailed in Article 4.

         3.2.16 To perform annual budget reviews.

         3.2.17 To agree with the relevant Maintenance Authority the quantity of Bearer Capacity which will form the Notional Capacity applicable to any Scheduled Cable not having a specified notional capacity.

3.3 To assist it in carrying out its functions, the Management Committee may establish such sub-committees and working groups as it considers necessary or appropriate.

3.4      The procedures of the Management Committee shall be as follows:

         3.4.1 Management Committee meetings shall be held as often as circumstances require, but not less than once a year, at a time and place convenient to a majority of the members.

         3.4.2 No meeting of the Management Committee may take place without a quorum and a quorum for any Management Committee meeting shall consist of at least 50% of all Maintenance Authorities, where such Maintenance Authorities also have responsibility, or hold proxies for, at last 70% of the total Accounting Units as shown in Schedules B1 and B2.

         3.4.3 A Maintenance Authority shall be elected to serve as chairman for a term of twelve months by a simple majority of the votes cast by the members of the Management Committee present at the annual meeting in accordance with Article 3.4.4. The Maintenance Authority which is elected chairman shall not thereby lose its representation of the Management Committee, but shall be entitled to have additional representatives who may express the opinions of that Party and may cast that Party's vote.

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         3.4.4 Decisions by the Management Committee shall be subject, in the first place, to consultation among the Parties which shall make all reasonable effort to reach unanimous agreement with respect to the matters to be decided. However, in the event that agreement cannot be reached, the decision shall be taken on the basis of a vote. The vote shall be carried by a two-thirds majority of the votes cast and the number of votes cast by each Maintenance Authority, either in person at the meeting or by proxy, shall be considered to be equal to the total number of the Accounting Units in Schedules B1 and B2 which are assigned to that Maintenance Authority.

         3.4.5 If a Management Committee decision has to be taken before a meeting can be held, the chairman shall consult with all of the Parties inviting them to confirm their position in writing within 14 days of the chairman's request. Such consultation and response shall be carried out by fax, or such other medium as may be agreed by the Management Committee. Any decision so taken may be implemented as if taken at a meeting. Formal voting on such decision, in accordance with Article 3.4.4, shall only be required if requested by one or more of the Parties. The chairman shall give prompt notice of the results of any such decision taken by correspondence in this way, and any decision so taken shall be binding on the Parties.

         3.4.6 No decision of the Management Committee, or any sub-committee or working group established by the Management Committee, shall over-ride any provision of this Agreement or in any way diminish the rights of, or prejudice the interests granted to, any Party to this Agreement.

         3.4.7 Notwithstanding Articles 3.4.4 and 3.4.5 above, issues affecting only the Eastern Zone shall be decided only by the Eastern Zone Parties and issues affecting only the Western Zone shall be decided only by the Western Zone Parties who shall reach a decision in accordance with the provisions of Articles 3.4.4 and 3.4.5 but with the number of votes cast by each Party being considered to be equal to the number of the Accounting Units in either Schedule B1 OR B2 which are assigned to that Party, depending on whether the matter to be decided is a Western Zone matter or an Eastern Zone matter, respectively.

ARTICLE 4         CABLE SHIP PORTS, ASSIGNMENT AND SHIPS' PROGRAM

4.1      BASE PORTS

         4.1.1 The Cable Ships and their respective Base Ports are as shown in the following table:


           Cable Ship                    Base Port
           ----------                    ---------
           BC Atlantida                  Vigo, Spain;


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         CS Sir Eric Sharp                   Ireland Island, Bermuda;

         CS Global Link                      Baltimore, Maryland, USA;

         CS Global Mariner                   Baltimore, Maryland, USA;

         NC Leon Thevenin                    Brest, France;

         CS Sovereign                        Portland, United Kingdom.

         4.1.2 Any Ship Operator may change the Base Port of its Cable Ship after having first obtained the necessary approval of the Management Committee, the Eastern Zone Parties or the Western Zone Parties as appropriate pursuant to Articles 3.4.4 to 3.4.7 inclusive, which approval shall not be unreasonably withheld or delayed. Any additional costs incurred by such Ship Operator as a result of such change of Base Port shall be borne wholly by the relevant Ship Operator.

         4.1.3 Given that new Scheduled Cables may be introduced into parts of the Area not well-covered at the inception of this Agreement, a Maintenance Authority may, after having first obtained the necessary apporval of the Management Committee, the Eastern Zone Parties or the Western Zone Parties as appropriate pursuant to Articles 3.4.4 to 3.4.7 inclusive, request a Ship Operator to change the Base Port of its Cable Ship. Any change of Base Port shall also require the agreement of the relevant Ship Operator which shall not be unreasonably withheld or delayed and, upon being so requested, the relevant Ship Operator shall be entitled upon application to the Management Committee to re-imbursement of any reasonable and directly-incurred costs which arise from such request. The cost of such re-imbursement shall be borne by the Eastern Zone Parties in the event that such Cable Ship is re-assigned to a Base Port in the Eastern Zone pursuant to this Article 4.1.3, or the Western Zone Parties in event that the Cable Ship is re-assigned to a Base Port in the Western Zone pursuant to this Article 4.1.3, in proportion to the Accounting Units allocated to them in Schedule B1 or B2 as appropriate.

         4.1.4 A Ship Operator may assign a Cable Ship to another Assigned Port on a temporary basis. Such assignment shall require the necessary approval of the Management Committee, the Eastern Zone Parties or the Western Zone Parties as appropriate pursuant to Articles 3.4.4 to 3.4.7 inclusive. In any case, such approval by the relevant Parties shall not be unreasonably withheld or delayed.

         4.1.5 After having first obtained the necessary approval of the Management Committee, the Eastern Zone Parties or the Western Zone Parties as appropriate pursuant to Articles 3.4.4 to 3.4.71 inclusive, the Eastern Zone Parties or the Western Zone Parties may request the Ship Operators to assign a Cable Ship to another Assigned Port on a temporary basis. Such assignment shall require the agreement of the relevant Ship

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         Operator which shall not be unreasonably withheld or delayed. In the event that such assignment to another Assigned Port, other than to the relevant Base Port, is requested pursuant to this Article 4.1.5, the relevant Ship Operator shall be entitled upon application to the Management Committee to re-imbursement of any reasonable and directly-incurred costs which arise from such request. The cost of such re-imbursement shall be borne by the Eastern Zone Parties in the event that the Cable Ship is re-assigned to an Assigned Port in the Eastern Zone pursuant to this Article 4.1.5, or the Western Zone Parties in event that the Cable Ship is re-assigned to an Assigned Port in the Western Zone pursuant to this Article 4.1.5, in proportion to the Accounting Units allocated to them in Schedule B1 or B2 as appropriate.

         4.1.6 After having first obtained the necessary approval of the Management Committee, the Eastern Zone Parties or the Western Zone Parties as appropriate pursuant to Articles 3.4.4 to 3.4.7 inclusive, any group of Maintenance Authorities may request a Ship Operator to assign a Cable Ship to another Assigned Port on a temporary basis. Such assignment shall require the agreement of the relevant Ship Operator which shall not be unreasonably withheld or delayed. In the event that such assignment to another Assigned Port, other than to the relevant Base Port, is requested by such group of Maintenance Authorities, the relevant Ship Operator shall be entitled upon application to the Management Committee to re-imbursement of any reasonable and directly-incurred costs which arise from such request. The cost of such re-imbursement shall be borne by that group of Maintenance Authorities requesting such Cable Ship re-assignment pursuant to this Article 4.1.6, in proportion to the Accounting Units allocated to them in Schedule B1 or B2 as appropriate.

4.2      ASSIGNMENT OF CABLE SHIPS

         4.2.1 Subject to the terms of Article 4.1, the assignment of Cable Ships to Zones shall be as indicated in the following table:

           Eastern Zone                       Western Zone
           ------------                       ------------
           CS Sovereign;                      CS Global Link

           NC Leon Thevenin;                  CS Global Mariner;

           BC Atlantida                       CS Sir Eric Sharp.

         4.2.2 Subject to the provisions of Article 4.2.3, not less than two nor more than three Cable Ships shall be Available in each Zone for the Repair or Maintenance and Improvement of Scheduled Cables.

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         4.2.3 The Eastern Zone Parties may for the Eastern Zone, or the Western
         Zone Parties may for the Western Zone, agree in writing and in advance, that only one Cable Ship shall be Available in that Zone for periods not exceeding 15 (fifteen) days.

         4.2.4 In the circumstances when the minimum requirements specified in
         Article 4.2.2 for the Availability of Cable Ships cannot be met, and no agreement has been given in accordance with Article 4.2.3, the Ship Operators shall propose to the Management Committee either:

         (a)      a temporary reassignment of Cable Ships between the Zones; or

         (b) the assignment to the Agreement of an Alternative Cable Ship as detailed in Article 6;

         and any such temporary reassignment of a Cable Ship between Zones, or use of an Alternative Cable Ship, shall be subject to the approval of the Management Committee.

4.3      SHIPS' PROGRAM

         4.3.1 Pursuant to Article 20.3 and not later than two months before the beginning of each Agreement Year, the Schedule H Party shall prepare a schedule of Availability for the Cable Ships. This schedule of Availability shall take into account all periods of Standby, Refit and Outside Work and shall indicate the level of Cable Ship coverage.

         4.3.2 The schedule of Availability described in Article 4.3.1 shall, pursuant to Article 20.3 and not later than two months before the beginning of each Agreement Year, be presented to the Management Committee in the form of a draft Ships' Program.

         4.3.3 The Management Committee shall consider the draft Ships' Program and either approve it as submitted or refer it back to the Schedule H Party for revision. When approved, it shall become the Ships' Program.

         4.3.4 Proposals to change the Ships' Program may be made by any of the Maintenance Authorities and/or the Ship Operators to the Management Committee which shall decide to approve or not approve such proposals.

         4.3.5 All approved changes to the Ships' Program shall be reflected in the next issue of the Ships' Program.

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ARTICLE 5         OPERATIONAL USE OF CABLE SHIPS

PRIMARY USE AND CHARGES

5.1 The primary use of the Cable Ships shall be for Repair. For the duration of a Repair all Running Costs, including those for Passage Time and any applicable loading and unloading time, or mobilisation and de-mobilisation time, shall be borne by the Maintenance Authority responsible for the Scheduled Cable undergoing such Repair. Standing Charges shall be borne in accordance with the provisions of Article 16.

5.2 Subject, however, to the requirements of Articles 4.2.2 and 4.2.3 being satisfied, other Cable Ship activities may include the following:

         (a)      Maintenance and Improvement, on an interruptible basis; or

         (b) other work of an interruptible nature which work may include, but not be limited to, the recovery and/or disposal of a former Scheduled Cable; or

         (c)      cable working exercises; or

         (d)      movement between or within Zones: or

         (e)      Refit; or

         (f)      Outside Work;

and the Cable Ship costs and their apportionment applicable to each of these types of activity shall be as follows.

MAINTENANCE AND IMPROVEMENT OF SCHEDULED CABLES

         5.2.1 For the duration of an Operation for Maintenance and Improvement all Running Costs, including those for Passage Time and any applicable loading and unloading time, or mobilisation and de-mobilisation time, shall be borne by the Maintenance Authority responsible for the Scheduled Cable undergoing such Maintenance and Improvement. Standing Charges shall be borne in accordance with the provisions of Article 16.

OTHER WORK OF AN INTERRUPTIBLE NATURE

         5.2.2 For the duration of any other work of an interruptible nature as approved by the Management Committee, all Running Costs, including those for Passage Time and any applicable loading and unloading time, or mobilisation and de-mobilisation time, shall be borne by the Maintenance Authority responsible for such work or, in the case of the recovery or disposal of a former Scheduled Cable, by the former Maintenance Authority

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         responsible for such work. In any event, Standing Charges shall be borne in accordance with Article 16.

CABLE WORKING EXERCISES

         5.2.3 A Ship Operator may perform a cable working exercise for the purpose of crew training and/or equipment proving provided that:

         (a) the relevant Ship Operator has provided the Management Committee, in advance, with details of the nature and location of the proposed cable working exercise; and

         (b) approval has first been obtained from the Eastern Zone Parties if the relevant Cable Ship is assigned to the Eastern Zone or the Western Zone Parties if the relevant Cable Ship is assigned to the Western Zone, which approval shall not be unreasonably withheld or delayed; and

         (c) for the duration of such cable working exercise, the requirements of Articles 4.2.2 and 4.2.3 are satisfied; and

         (d) the Cable Ship. for which such cable working exercise is being requested, has not been involved in any relevant Operation or Outside Work during the previous three months; and

         (e) such cable working exercise is carried out on an interruptible basis.

         During such cable working exercise, Standing Charges and Running Costs shall be borne in accordance with Articles 16 and 17. Such cable working exercises performed by any one Cable Ship shall not exceed 20 (twenty) days in total for all exercises performed during any Agreement Year.

MOVEMENT BETWEEN OR WITHIN ZONES

         5.2.4 During periods of Availability for work on Scheduled Cables, and when it becomes necessary for a Cable Ship, with the approval of the Management Committee, to move between Zones, Standing Charges and Running Costs shall be borne in accordance with Articles 16 and 17.

         5.2.5 During periods of Availability for work on Scheduled Cables, and when it becomes necessary for a Cable Ship, with the approval of the relevant Zone Parties, to move within a Zone, Standing Charges and Running Costs shall be borne in accordance with Articles 16 and 17.

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REFIT

         5.2.6 Standing Charges for periods when a Cable Ship is undergoing Refit shall be borne in accordance with Article 16. Any Running Costs incurred during a period of Refit, commencing from the date of the approval by the Management Committee of the release of the Cable Ship from Availability and continuing until the date of written notification by the relevant Ship Operator to the Management Committee that the Cable Ship is again Available for work on Scheduled Cables, shall be borne by the relevant Ship Operator. Such Refit periods shall not exceed 90 (ninety) days in total for each of the Cable Ships during the term of this Agreement. Any period of Refit for any one Cable Ship which is in excess of 90 (ninety) days during the term of this Agreement shall be considered as Outside Work and Standing Charges and/or Running Costs for such excess period shall not be charged under this Agreement

OUTSIDE WORK

         5.2.7 Subject to the requirements of Articles 4.2.2 and 4.2.3 being satisfied, a Cable Ship may be used with the consent of the Management Committee which consent shall not be unreasonably withheld or delayed, for Outside Work. In addition:

                  5.2.7.1 no such consent by the Management Committee shall be required in the case of the requisition of a Cable Ship by order of a government;

                  5.2.7.2 for the duration of such Outside Work including any Passage Time and any applicable loading and unloading time pursuant to Article 5.2.8, or mobilisation and de-mobilisation time, Standing Charges and Running Costs shall not be charged under this Agreement except as provided for in Article 5.2.8.2; additionally, a credit for Standing Charges for the period of Outside Work, calculated in accordance with Article 16.5, shall be applied.

LOADING AND UNLOADING TIME FOR OUTSIDE WORK

         5.2.8 In order to undertake Outside Work, it may be necessary for the Cable Ship to unload, and subsequently to re-load, submersible plant being held on board for the Repair of Scheduled Cables. In this event, the Cable Ship costs and their apportionment applicable to such loading and unloading time shall be as follows.

                  5.2.8.1 For the duration of such unloading period, Standing Charges and Running costs shall not be charged under this Agreement.

                  5.2.8.2 For the duration of such reloading period (when the Cable Ship is Available for work on Scheduled Cables), Standing Charges shall be charged under this Agreement and borne in accordance with Article 16. Running Costs or

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                  Fuel Used In Port While On Standby incurred during such
                  re-loading period shall not be charged under this Agreement.

ARTICLE 6         USE OF ALTERNATIVE CABLE SHIPS

6.1 Subject to the approval of the Management Committee, and for such a period as the Management Committee shall approve, a Ship Operator may propose another cable ship from either its own fleet or another fleet as an alternative to its Cable Ship.

6.2      Any such Alternative Cable Ship shall comply with the provisions of
         Article 11.1 of this Agreement and shall be considered to be a Cable Ship for the purposes of this Agreement for such period as is approved by the Management Committee.

6.3 Any such Alternative Cable Ship shall throughout the period concerned operate from the Base Port of the Cable Ship which it temporarily replaces or from such other Assigned Port as may be approved by the Management Committee.

6.4 The Standing Charges and Running Costs of the Alternative Cable Ship shall not exceed those of the Cable Ship which it temporarily replaces and shall, for the duration of the temporary replacement, be substituted for the Standing Charges and Running Costs of the Cable Ship being temporarily replaced.

6.5 If an Alternative Cable Ship is damaged to such an extent as to have to undergo repairs, the provisions of Article 18 shall not apply to such Alternative Cable Ship.

ARTICLE 7         AVAILABILITY OF CABLE SHIPS

7.1 Each Ship Operator shall operate its Cable Ship so as to have it available for use at all times for work on Scheduled Cables, except in the following circumstances:

         7.1.1 while the Cable Ship is undergoing Refit, except as provided for in Article 7.2; or

         7.1.2 from the starting date of any Outside Work until its conclusion in accordance with Articles 5.2.7 and 5.2.8; or

         7.1.3 while the Cable Ship is unavailable due to circumstances outside the control of the Ship Operator or by reason of force majeure which shall include, but is not restricted to, acts of God or of the public enemy, acts of governments, insurrections, fires, floods, epidemics, quarantine restrictions, freight embargoes, strikes or unusually severe weather; or

         7.1.4 while the Cable Ship is damaged to the extent that it cannot perform Repairs or Maintenance and Improvement as further detailed in Articles 18 and 19, or it becomes a Total Loss or a Constructive Total Loss.

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7.2      In the event that no other Cable Ship is available to carry out a
         Repair, a Maintenance Authority may request that a Cable Ship interrupt a period of Refit and be re-mobilised as soon as practicable to carry out such Repair. Upon receiving such a request, the Ship Operator concerned shall advise the Maintenance Authority of:

         (a) the time necessary to bring the Cable Ship into class and condition so that it can safely sail; and

         (b)      the estimated cost of releasing the Cable Ship from Refit; and

         (c) an estimate of any incremental charges that may be incurred as a result of the interruption to the Refit.

All costs incurred by the Ship Operator as a result of such an interruption to Refit shall be charged as Running Costs and be borne by the Maintenance Authority requesting the interruption.

ARTICLE 8         OPERATING PROCEDURES

8.1      CABLE SHIP NOTIFICATION PROCEDURE

         8.1.1 A Maintenance Authority requiring a Cable Ship to carry out a Repair shall notify the Ship Operator concerned in accordance with the notification procedure contained in the relevant Ship Schedule and the Ship Operator shall take the necessary action to ensure that the Cable Ship mobilises and sails to the required site of the Repair in accordance with the performance specification contained in the relevant Ship Schedule. The Maintenance Authority concerned shall also copy such notification by fax and without delay to the Management Committee. The relevant Ship Operator shall confirm receipt of such notification in accordance with the terms of the relevant Ship Schedule.

         8.1.2 The relevant Maintenance Authority or a Ship Operator, as appropriate, shall give the Management Committee as much advance written notice as possible of any planned Operation, Outside Work, Refit or any other expected change in the operational status of a Cable Ship.

         8.1.3 Not less than 1 (one) and not more than 2 (two) days prior to the planned commencement date of any planned Operation, Outside Work, Refit or any other expected change in the operational status of a Cable Ship the relevant Ship Operator shall notify the Management Committee thereof by fax, providing such information as is relevant and available at that time.

CABLE SHIP ASSIGNMENT AND REPAIR PRIORITY

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8.2      If, at the time of receipt of notification from a Maintenance Authority pursuant to Article 8.1, the chosen Cable Ship has already been instructed to carry out another Repair, the Maintenance Authorities concerned and the Ship Operators concerned shall consult with one another to agree which Cable Ship should carry out which Operation.

8.3 If, pursuant to Article 8.2, no agreement is reached by the Maintenance Authorities concerned and no other suitable Cable Ship is available, first choice of Cable Ship to carry out the Repair shall be given to the Maintenance Authority which is responsible for the Scheduled Cable which has the higher aggregate number of Accounting Units in Schedules B1 and B2 taken together. Such priority of choice may be exercised at any time up to the point when the chosen Cable Ship has arrived at the site of the Repair on the Scheduled Cable having the lower number of Accounting Units and has engaged such Scheduled Cable on its grapnel or other recovery device. In the event that such priority is exercised, the chosen Cable Ship shall be obliged, if requested by the Maintenance Authority not having been granted such priority, to return to its Assigned Port for the purpose of off-loading Spare Submersible Plant proper to the Scheduled Cable which has not been granted such priority.

8.4 Notwithstanding the provisions of Article 8.3, where a Scheduled Cable concerned forms part of a multiple-segment cable system, the Accounting Units to be considered for the purpose of Article 8.3 shall be the sum of the Accounting Units for all Scheduled Cables that constitute such multiple-segment cable system and whose traffic-carrying capacities are adversely affected by the failure necessitating the Repair.

ARTICLE 9         OPERATIONAL RESPONSIBILITIES

9.1 The responsibility for planning and directing an Operation or part thereof shall rest with the Ship Operator concerned unless the Maintenance Authority concerned has elected in writing to assume that responsibility and has nominated its Authorised Shipboard Representative or its Authorised Shore Representative in accordance with Article 10.2.

9.2      Whether or not such an election has been made pursuant to Article 9.1:

         9.2.1 each Cable Ship shall at all times remain under the direct control of the Ship Operator and nothing in this Agreement shall be construed as a demise or charter of a Cable Ship to the Maintenance Authority, jointly or severally; and

         9.2.2 nothing in this Agreement shall be deemed to reduce, interfere with, or otherwise impair the full authority and responsibility of the Master of a Cable Ship for its safe operation and navigation, or for the safety of those on board.

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REPAIR PRACTICES

9.3 Each Ship Operator shall ensure that its Cable Ship is capable of carrying out any necessary Repair or Maintenance and Improvement on all Standard Scheduled Cables.

9.4 For Specific Scheduled Cables, it shall be the responsibility of the Maintenance Authority responsible for each such Specific Scheduled Cable to instruct the Ship Operator to carry out any necessary Repair or Maintenance and Improvement in accordance with relevant Specific Practices supplied to that Ship Operator by the relevant Maintenance Authority. If no such instructions on Specific Practices are received, the normal practices of the Ship Operator shall be followed.

9.5 The Management Committee shall, with that Party's consent, appoint one of the Parties to be the Schedule E Party whose function shall be to prepare, revise and distribute Schedule E.

9.6 A Maintenance Authority which is responsible for a Specific Scheduled Cable may apply to the Management Committee to have such Specific Scheduled Cable re-categorised as a Standard Scheduled Cable and included as such in Annex 1 to Schedule E. The Management Committee shall then consider the costs and benefits deriving from the approval of such application as well as the technical specification and state of qualification of such Specific Scheduled Cable and either approve or not approve such application. If required, the Management Committee shall then instruct the Schedule E Party to revise Schedule E to take account of any change to Standard Practices arising from the re-categorisation of a Specific Scheduled Cable to a Standard Scheduled Cable and thereafter to distribute such amended Schedule E to the Parties.

AUTHORISATIONS AND CONSENTS

9.7 When an Operation takes place in waters which are regulated by a government authority, it shall be the responsibility of the relevant Ship Operator to declare, in writing and without any avoidable delay, to the marine authority concerned the information necessary to obtain such authorisations and consents as may be required, and to apply for and obtain such authorisations and consents necessary to the carrying out of the Operation. In addition:

         9.7.1 unless authorised to do so by the relevant Maintenance Authority, the Ship Operator shall not permit the relevant Cable Ship to sail prior to the receipt of the necessary authorisations and consents;

         9.7.2 the relevant Maintenance Authority shall provide all reasonable support, as requested by the Ship Operator, in the obtaining of the necessary authorisations and consents;

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         9.7.3 the Ship Operator shall inform the relevant Maintenance Authority if the necessary authorisations and consents have not been received after 2 (two) working days from the date of making the application to the relevant marine authority;

         9.7.4 the Ship Operator shall not be liable for any delay which may occur in the obtaining of the necessary authorisations and consents, where the delay is caused by reasons beyond the control of the Ship Operator.

QUALITY ASSURANCE

9.8 If so requested by a Maintenance Authority, a Ship Operator shall make available for inspection its quality plan which addresses the quality assurance requirements of this Agreement.

ARTICLE 10        REPRESENTATIVE OF THE MAINTENANCE AUTHORITIES

10.1 The Maintenance Authority for whom any Operation is being carried out may assign to the Cable Ship concerned one or, if sufficient accommodation is available, more than one representative for the duration of that Operation. However, notwithstanding the provisions of
         Article 22, permission for any such representative to board the Cable Ship is subject to the acceptance by that representative and the Maintenance Authority of the Ship Operator's waiver-of-liability requirements as specified in the relevant Ship Schedule.

10.2 A Maintenance Authority which has elected to undertake the responsibility for planning and directing any Operation shall designate in writing, to the relevant Ship Operator, either its Authorised Shipboard Representative or its Authorised Shore Representative.

10.3 The function of the Authorised Shipboard Representative or the Authorised Shore Representative, as applicable, designated under
         Article 10.2 shall be to communicate to the Ship Operator in writing, or by confirmatory radio message if reasonably required, the requirements of the Maintenance Authority in relation to the Operation; these requirements shall relate only to the particular Operation on which the Cable Ship is then engaged.

10.4 The Authorised Shipboard Representative or the Authorised Shore Representative, as applicable, shall have authority to act in all matters relating to the Operation for and in the name of the relevant Maintenance Authority as if the acts of the Authorised Shipboard Representative or the Authorised Shore Representative, as applicable, were the acts of the Maintenance Authority.

10.5 As applicable, the Authorised Shipboard Representative's or the Authorised Shore Representative's only function shall be that indicated in Article 10.3 and neither they nor the Maintenance Authority represented by them shall have any duty to ensure or procure

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         the doing of anything for the benefit of the Shipowner or the Ship
         Operator, or to prevent anything which may be to the detriment of the Shipowner or the Ship Operator.

10.6 The Ship Operator shall provide any representatives of the Maintenance Authority with the following facilities on board the Cable Ship:

         (a) accommodation of a standard not less than that given to officers on board and preferably with single occupancy;

         (b)      full victualling and linen supply whilst on board;

         (c) access to the normal communication facilities of the Cable Ship, as required;

         (d) full access to any part of the vessel which the Maintenance Authority's representative may reasonably deem it necessary for the purpose of representing the Maintenance Authority;

         (e)      access to suitable office accommodation and services;

         (f) access to the Ship Operator's nonconfidential operational meetings and/or briefings.

ARTICLE 11        MAINTENANCE FACILITIES ON BOARD CABLE SHIPS

11.1 In order to be capable of fulfilling its obligations under this Agreement, each Ship Operator shall ensure that its Cable Ship is equipped with submarine telecommunications cable maintenance equipment and fully-qualified personnel such that the Cable Ship is able to carry out Repairs and Maintenance and Improvement on all Standard Scheduled Cables. Unless the Management Committee otherwise agrees, the Standard Practices which are listed in Schedule E shall be provided as a minimum.

11.2 For Specific Scheduled Cables, it shall be the responsibility of the relevant Maintenance Authorities to provide to the Ship Operators, in a timely manner, any specialised equipment, expertise, training or qualification instructions which are not included in Standard Practices and which are necessary for the Repair or Maintenance and Improvement of such Specific Scheduled Cables. Except as is provided for in Article 2.7, all costs arising from the provision of such specialised equipment, expertise, training or qualification instructions to the Ship Operators shall be borne by the relevant Maintenance Authority and shall not be charged under this Agreement.

11.3 After receiving such specialised equipment, expertise, training or qualification instructions from a Maintenance Authority pursuant to
         Article 11.2, the Ship Operators shall review the detail of what has been provided and within 2 (two) weeks confirm to the relevant Maintenance Authority that the Cable Ships are equipped and their personnel are

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         qualified as necessary and capable to carry out Repairs or Maintenance and Improvement on the relevant Specific Scheduled Cable.

11.4 The Ship Operators shall exercise due diligence in the safekeeping on board the Cable Ships of any specialised equipment or documentation provided by the Maintenance Authorities pursuant to Article 11.2.

11.5 The relevant Maintenance Authority shall be responsible for ensuring that the Ship Operators are provided, in a timely manner, with the documentation listed in Paragraph 10.1 of Schedule E. On an annual basis, the Ship Operators shall check and ensure that they have been provided with such documentation for all Scheduled Cables and, as necessary, request the relevant Maintenance Authority, in writing, to provide such documentation.

11.6 The relevant Maintenance Authority shall be responsible for the timely provision of Spare Submersible Plant for each of the Scheduled Cables for which it is responsible and for determining its required allocation between shore depots and Cable Ships.

11.7 Normally, each Cable Ship shall store on board only sufficient Spare Submersible Plant to meet the operational requirements of the relevant Ship Operator. However, each Ship Operator may make available to the Maintenance Authorities additional space on board its Cable Ship for the storage of Spare Submersible Plant and specialised equipment for use in connection with work on the Scheduled Cables in the Zone to which that Cable Ship is assigned. Such storage space for Spare Submersible Plant shall be that of the normal submersible plant storage capacity of the Cable Ship, allocated by the Ship Operator:

         (a) as agreed by the Eastern Zone Parties for a Cable Ship which is assigned to the Eastern Zone; or

         (b) as agreed by the Western Zone Parties for a Cable Ship which is assigned to the Western Zone;

and in reaching agreement on such allocation the Western Zone Parties and the Eastern Zone Parties shall take into account the proportionate number of Accounting Units allotted to each Scheduled Cable as shown in Schedules B1 or B2 respectively.

ARTICLE 12        USE OF SPARE SUBMERSIBLE PLANT

12.1 If, in the case of a particular Repair, delay in carrying out that Repair can be avoided or significantly reduced by the use by a Ship Operator of Spare Submersible Plant belonging to a Maintenance Authority which is not responsible for the Scheduled Cable requiring Repair, such Spare Submersible Plant may be used to carry out the Repair provided that:

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         (a)      the Maintenance Authority which is responsible for such Spare
                  Submersible Plant agrees in writing and confirmation of such agreement has been communicated in writing to the relevant Ship Operator, and

         (b) such Spare Submersible Plant is considered by the Maintenance Authority for the Scheduled Cable requiring Repair to be technically-compatible with the submersible plant of the Scheduled Cable requiring Repair.

12.2 Pursuant to Article 12.1, the Maintenance Authority having responsibility for the Scheduled Cable under Repair and which has made use of Spare Submersible Plant proper to another Scheduled Cable shall, at the discretion of the Maintenance Authority responsible for the Scheduled Cable to which such Spare Submersible Plant was proper, either:

         (a) replace such Spare Submersible Plant with similar, technically compatible plant, as soon as practicable; or

         (b) re-imburse the then-current cost of such Spare Submersible Plant to the Maintenance Authority responsible for the Scheduled Cable to which such Spare Submersible Plant was proper; or

         (c) employ such other method of replacement or re-imbursement as may be agreed between the Maintenance Authorities responsible for the Scheduled Cables concerned.

ARTICLE 13        PREPARATION AND REVISION OF SCHEDULES BI AND B2

13.1 The Management Committee shall, with that Maintenance Authority's consent, appoint one of the Maintenance Authorities to be the Schedule B Party whose function shall be to prepare, revise and distribute Schedules B1 and B2. This appointment shall be notified to the Parties in writing by the chairman of the Management Committee.

13.2 The Accounting Units for each Scheduled Cable shall be derived and revised by the Schedule B Party in accordance with the provisions of Schedule B. After the Accounting Units have been revised, the Schedule B Party shall, in accordance with Schedule B, prepare and send to each Party and the Central Billing Party the revised Schedules B1 and B2.

13.3     Any Maintenance Authority which has responsibility for:

         (a) a new cable system constructed within the Area which is to be introduced into this Agreement as a Scheduled Cable; or

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         (b)      a Scheduled Cable that will be introducing newly-equipped
                  spare capacity into service; or

         (c) a Scheduled Cable that will be expanding or reducing its Bearer Capacity; or

         (d) a Scheduled Cable that will incur an expansion or reduction in Notional Capacity; or

         (e)      a Scheduled Cable which is to be taken out of service;

shall promptly notify the chairman of the Management Committee who shall, in turn. notify the Parties and the Schedule B Party of the relevant facts and Schedules B1 and B2 shall be amended in accordance with Article 13.2.

13.4 A Maintenance Authority may only withdraw a Scheduled Cable from this Agreement if such Scheduled Cable is permanently removed from operational service.

ARTICLE 14        ACTION WHEN ALL CABLE SHIPS ARE UNAVAILABLE

14.1 If all Cable Ships are unavailable to undertake a Repair when requested by a Maintenance Authority, the Maintenance Authority which requested such Repair may, subject to the approval of the Management Committee, charter, at a reasonable price agreed by the Management Committee, a cable ship not subject to this Agreement and, in that event, may apply to the Management Committee for re-imbursement of the costs of such charter, pursuant to Article 14.2.

14.2 The cost of making re-imbursement pursuant to Article 14.1 shall be borne by the Western Zone Parties, if such Repair is required within the Western Zone, in proportion to the Accounting Units allocated to them in Schedule B1, or borne by the Eastern Zone Parties, if such Repair is required within the Eastern Zone, in proportion to the Accounting Units allocated to them in Schedule B2. The reimbursible amount shall not exceed the difference, as determined by the Management Committee, between:

         (a)      the total costs paid for such charter, and

         (b) the estimated Running Costs which would have been chargeable to the relevant maintenance Authority had the Cable Ship whose Base Port is closest to the site of such Repair actually made the Repair;

except that no re-imbursement shall be payable if the amount described in
Article 14.2 (a) above does not exceed the amount described in Article 14.2 (b).

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ARTICLE 15        CABLE SHIP COSTS

15.1 Cable Ship costs consist of:

         (a)      Standing Charges;

         (b)      the cost of Fuel Used In Port While On Standby; and

         (c)      Running Costs.

15.2 The Standing Charges for the period of this Agreement for each Cable Ship are fixed and are set out in Schedule F.

15.3 The cost of Fuel Used In Port While on Standby, if any, shall be charged on a cost-incurred basis.

15.4 Running Costs shall be charged on a cost-incurred basis for each Operation.

15.5 Subject to Articles 2.7 and 9.6, should there arise at any time a need to modify or improve a Cable Ship or its equipment (including jointing and associated equipment) or its manning arrangements or the training of its personnel in order to satisfy an amended or new requirement of the Maintenance Authorities, the Ship Operator concerned shall prepare a suitable proposal together with any proposed amendment to the relevant Standing Charges which shall be the subject of Management Committee consideration and approval prior to the commencement of any such modification or improvement.

ARTICLE 16        ALLOCATION OF STANDING CHARGES

16.1 With the exception of the CS Sir Eric Sharp which shall be subject to the provisions of Article 16.2, each Cable Ship's Standing Charges (adjusted as appropriate pursuant to Articles 5.2, 16.5, 18 and 19) shall be allocated to the Zone to which such Cable Ship is assigned, and shall be borne by the Western Zone Parties or the Eastern Zone Parties in proportion to the Accounting Units allocated to them in Schedule B1 or B2 as appropriate. If the use of an Alternative Cable Ship is approved by the Management Committee, the Standing Charges of such Alternative Cable Ship shall be allocated to the Zone to which such Alternative Cable Ship is assigned, and shall be borne by the Western Zone Parties or the Eastern Zone Parties in proportion to the Accounting Units allocated to them in Schedule B1 or B2 as appropriate.

16.2 A percentage of the Standing Charges of the CS Sir Eric Sharp, (adjusted as appropriate pursuant to Articles 5.2, 16.5, 18 and 19) shall be allocated to the Western Zone and shall be borne by the Western Zone Parties in proportion to the Accounting Units allocated to them in Schedule B1. The remaining percentage of the Standing Charges of the CS Sir Eric Sharp (adjusted as appropriate pursuant to Articles 5.2, 16.5, 18 and 19) shall be

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         allocated to the Eastern Zone and shall be borne by the Eastern Zone
         Parties in proportion to the Accounting Units allocated to them in Schedule B2. The actual percentage figures to be used for the allocation of the Standing Charges of the CS Sir Eric Sharp between the Western Zone and the Eastern Zone shall be as indicated in Schedules B1 and B2.

16.3 Standing Charges for Passage Time shall be divided equally between the Zones when the assignment of a Cable Ship requires it to move from one Zone to the other Zone, either for Standby or an Operation, and shall be borne by the Western Zone Parties and the Eastern Zone Parties in proportion to the Accounting Units allocated to them in Schedule B1 or B2 as appropriate.

16.4 Except as provided for in Article 16.5, for the purpose of calculating the amount of Standing Charges applicable to any particular period of time, the Standing Charges shall be divided by 365 (three hundred and sixty five), or 366 (three hundred and sixty six) in the case of a leap year, to give an appropriate daily rate.

16.5 Notwithstanding the provisions of Article 16.4, for the purpose of calculating the amount of the credit arising from any period of Outside Work in accordance with Articles 5.2.7 and 5.2.8, the relevant Standing Charges shall be divided by 335 (three hundred and thirty five), or 336 (three hundred and thirty six) in the case of a leap year, to give an appropriate daily rate.

16.6 Any reduction in Standing Charges credited under this Agreement pursuant to Articles 5.2, 16.5, 18 and 19 shall be shared among the Maintenance Authorities having Scheduled Cables in the Zone to which such Cable Ship having caused the accrual of such Standing Charges reduction is assigned and in proportion to the Accounting Units allocated to such Maintenance Authorities in Schedule B1 or B2 as appropriate. For the purpose of this Article 16.6, the Schedules B1 or B2 to be used for sharing such credits among the Maintenance Authorities shall be the Schedules B1 or B2 in force at the time of the event which caused such reduction in Standing Charges.

16.7 The cost of Fuel Used In Port While On Standby, if any, for a Cable Ship shall be allocated among the Maintenance Authorities on the same basis as the relevant Standing Charges for that Cable Ship.

ARTICLE 17        ALLOCATION OF RUNNING COSTS

17.1 Subject to Articles 5 and 19, Running Costs shall be allocated in accordance with the provisions of this Article 17. If the use of an Alternative Cable Ship is approved by the Management Committee, the Running Costs of such Alternative Cable Ship shall also be allocated in accordance with the provisions of this Article 17.

         17.1.1 Unless otherwise agreed by the relevant Maintenance Authorities, where a Cable Ship undertakes a series of Operations on more than one Scheduled Cable without

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         returning to its Assigned Port, the Running Costs for Passage Time
         shall be allocated among the several Operations concerned according to the procedure set out below.

                  17.1.1.1 For the purpose of allocating Running Costs pursuant to this Article 17.1.1, the Passage Time of the Cable Ship from its Assigned Port to the site of the first Operation, the Passage Time between the end of each Operation and the start of the next, and the Passage Time from the end of the last in the series of Operations to the arrival of the Cable Ship at its Assigned Port is aggregated to arrive at the total Passage Time.

                  17.1.1.2 For the purposes of this Article 17.1.1, references to an Operation means all Operations on the same Scheduled Cable, including multiple Repairs, and an Operation is considered to end when the Cable Ship has cleared the site of the Operation of any marker buoys and other equipment and departs from the site of the Operation.

                  17.1.1.3 The allocation of Passage Time to each Operation is that proportion of the total Passage Time (calculated pursuant to Article 17.1.1.1) which is equal to the Operational Distance, as calculated by the relevant Ship Operator, of each Operation divided by the sum of all Operational Distances involved in such series of Operations.

                  17.1.1.4 Weather delays which occur while the Cable Ship is on passage shall be included in Passage Time.

                  17.1.1.5 Running Costs for weather delays which occur during the course of an Operation shall be charged to such Operation.

         17.1.2 Running Costs for Passage Time for Cable Ship movements within a Zone in compliance with the Ships' Program, shall be allocated to the Zone in which the movement takes place and shall be borne by the Maintenance Authorities having Scheduled Cables in that Zone in proportion to the Accounting Units allocated to them in Schedule B1 or B2 as appropriate.

         17.1.3 Running Costs for Passage Time between Zones in compliance with the Ships' Program, shall be divided equally between the Zones and shall be borne by the Maintenance Authorities in proportion to the Accounting Units allocated to them in Schedule B1 or B2 as appropriate.

         17.1.4 Running Costs for Cable Ship movements between Zones for the purpose of an Operation, as approved by the Management Committee, shall be charged to the Maintenance Authority requesting such Operation.

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         17.1.5 Running Costs for a cable working exercise as provided for in
         Article 5.2.3 shall be borne by the Maintenance Authorities having Scheduled Cables in the Zone to which such Cable Ship is assigned, in proportion to the Accounting Units allocated to them in Schedule B1 or B2 as appropriate. Notwithstanding the other provisions of this Article 17.1.5, Running Costs for cable working exercises by C S Sir Eric Sharp shall be apportioned between Zones using the percentages referred to in
         Article 16.2.

         17.1.6 If, pursuant to Article 8.3, a Maintenance Authority is given priority as a result of competing claims for the services of a Cable Ship and, as a result of such granting of priority, the Cable Ship is required to interrupt and divert from a Repair in progress, the Running Costs of the Cable Ship shall be borne as follows.

                  17.1.6.1 Starting from the time of such diversion, Running Costs for the diverted Cable Ship shall be charged to the Scheduled Cable which has been granted such Repair priority. Such Running Costs shall be those applicable to any or all of the following, as required:

         (a)      Passage Time for a return to the Assigned Port;

         (b) any applicable loading and unloading time or mobilisation and de-mobilisation time;

         (c) Passage Time to the site of the Repair on the Scheduled Cable which has been granted such Repair priority;

         (d) the Repair on the Scheduled Cable which has been granted such Repair priority;

         (e) Passage Time to the site of the Repair on the Scheduled Cable which was not granted such Repair priority, either via the Assigned Port or directly;

         (f) in the event that the Passage Time in 17.1.6.1 (e) above is incurred via the Assigned Port, any applicable loading and unloading time or mobilisation and de-mobilisation time necessary for the Repair to the Scheduled Cable which was not granted such Repair priority.

         17.1.7 If the Cable Ship diverted pursuant to Article 8.3, is thereupon required to undertake another Repair before returning to the Assigned Port or to the site of the Repair to the Scheduled Cable which was not granted such Repair priority, Running Costs for Passage Time shall be apportioned between the Operations as shall be agreed by the Maintenance Authorities concerned. If the Maintenance Authorities concerned cannot agree, the Management Committee shall determine the apportionment. Whilst awaiting such Management Committee decision, the relevant Ship Operator may, for the purpose of interim billing, charge such Running Costs in equal shares to the Maintenance

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         Authorities whose Scheduled Cables were involved in such series of
         Operations. Such interim billing shall be adjusted upon receipt of the Management Committee's decision.

         17.1.8 If another Cable Ship, other than the one diverted pursuant to article 8.3, is dispatched to perform the Repair to the Scheduled Cable which was not granted the Repair priority, the Running Costs for this Cable Ship from the time of mobilisation until its arrival at the site of the Repair to the Scheduled Cable which was not granted the Repair priority shall be charged to the Scheduled Cable which has been granted such Repair priority.

         17.1.9 In addition to the payment of Running Costs pursuant to Articles
         17.1.6 to 17.1.8, if, pursuant to Article 8.3, a Maintenance Authority is given priority as a result of competing claims for the services of a Cable Ship and, as a result of such granting of priority, the Cable Ship is required to interrupt and divert from a Repair in progress, the Maintenance Authority for the Scheduled Cable which has been granted such Repair priority shall re-imburse the Maintenance Authority for the Scheduled Cable which was not granted such Repair priority its reasonable and directly-incurred incremental costs resulting from such diversion, which costs shall include but not be limited to:

         (a) any costs arising directly from the re-arrangement of a planned Repair, but excluding restoration charges;

         (b) the travel expenses of its associated shipboard and shore representatives.

         17.1.10 Notwithstanding any other provision of this Article 17.1, the method of allocation of any Running Costs generated pursuant to Articles 4.1.3 to 4.1.6 may be proposed by any Party and shall be decided upon by either:

         (a) the Maintenance Authorities having Scheduled Cables in the affected Zone; or

         (b)      the Management Committee;

         as appropriate pursuant to Articles 3.4.4 to 3.4.7 inclusive.

ARTICLE 18        CABLE SHIP COSTS IN CASE OF DAMAGE

18.1 Subject to Articles 6.5 and 18.2, if a Cable Ship is damaged to such an extent that it requires repairs, the Maintenance Authorities shall bear (as provided for in Article 16) its Standing Charges up to and not exceeding 120 (one hundred and twenty) days from the date of such damage.

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18.2     Notwithstanding the provisions of Article 18.1, if:

         (a) at the time such damage to the Cable Ship occurred the Cable Ship was engaged on Outside Work; and/or

         (b) the damage to the Cable Ship was caused as a result of the negligence or Wilful Misconduct of the relevant Ship Operator;

all Standing Charges, from the time such damage occurred until such time as the damage has been repaired and the Cable Ship is again Available, shall be borne by the relevant Ship Operator and shall not be charged under this Agreement.

18.3 If the necessity of repairs to a Cable Ship results from the deliberate act or negligence of a third party, the relevant Ship Operator shall diligently pursue all claims against such third party for the recovery of Standing Charges which have been borne by the Maintenance Authorities pursuant to Article 18.1, but without prejudice to such Ship Operator's right to settle or compromise on terms which it considers reasonable after first obtaining the approval of the Management Committee which shall not be unreasonably withheld or delayed. To the extent that any sums recovered by way of damages or in settlement of claims include any Standing Charges which have been paid by the Maintenance Authorities during the repair period, that amount shall be credited to the Maintenance Authorities by the Ship Operator and shall be shared among the Maintenance Authorities in proportion to the Accounting Units allocated to them in Schedules B1 or B2 as appropriate. For the purpose of this Article 18.3, the Schedules B1 or B2 to be used for sharing such credits shall be the Schedules B1 or B2 in force at the time of the incident which necessitated such repairs to the Cable Ship.

ARTICLE 19        CABLE SHIP COSTS DURING PERIODS OF UNAVAILABILITY

19.1 Standing Charges and Running Costs shall be borne by the relevant Ship Operator and shall not be charged under this Agreement for periods during which a Cable Ship is unavailable for work on Scheduled Cables in any of the following circumstances:

         19.1.1 from the time that it becomes a Total Loss or a Constructive Total Loss; or

         19.1.2 during the period from the 121st (one hundred and twenty first) day after damage to a Cable Ship has occurred, as specified in Article 18.1, until repairs have been completed and the Cable Ship is again Available; or

         19.1.3 during any period while the Cable Ship is performing Outside Work pursuant to Article 5.2.7, including any Passage Time associated with such Outside Work.

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19.2     Provided that a Cable Ship is not engaged on Outside Work at the time that the relevant event occurs, Standing Charges and Running Costs shall continue to be borne by the relevant Maintenance Authorities in any of the following events:

         (a) while a Cable Ship is undergoing emergency ship or engine repairs, subject to the limitations of Article 18.1;

         (b) while a Cable Ship is unavailable for work on Scheduled Cables owing to circumstances outside the control of the Ship Operator or by reason of force majeure, which reasons include, but are not restricted to. acts of God or of the public enemy, acts of governments, insurrections, fires, floods, epidemics, quarantine restrictions, freight embargoes, strikes or unusually severe weather.

ARTICLE 20        RESPONSIBILITIES FOR THE SHIP SCHEDULES AND REPORTS

20.1 The terms and conditions for the operation of each Cable Ship within this Agreement are set out in Schedules C1 through C6 inclusive.

ESTIMATES OF RUNNING COSTS AND FUEL USED IN PORT WHILE ON STANDBY

20.2 Not later than two months before the start of each Agreement Year, each Ship Operator shall provide the Management Committee with an estimate of Running Costs for its Cable Ship, in accordance with the format set out in Schedule G, and an estimate of the cost of Fuel Used In Port While On Standby.

SHIPS' PROGRAM

20.3 The Management Committee shall appoint, with that Ship Operator's consent, a Ship Operator to be the Schedule H Party which shall be responsible for the preparation, revision and distribution of the Ships' Program in the format given in Schedule H. Not later than two months before the beginning of each Agreement Year, the Ship Operators shall each provide the Schedule H Party with their ship's program for the succeeding Agreement Year. The Schedule H Party shall then consolidate these ship's programs into the draft Ships' Program and submit it to the Management Committee for its approval in accordance with Article 4.3.

OPERATIONAL REPORTS

20.4 When a Ship Operator is notified to commence an Operation or when a Cable Ship changes operational status, the Ship Operator shall notify the Management Committee by facsimile, as specified below:

         (a) Upon receipt by a Ship Operator of written notification that its Cable Ship is required to carry out a Repair in accordance with Article 8.1, the Ship Operator

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                  shall, within 24 (twenty four) hours, transmit to the
                  Management Committee a "Notification of Commencement of a Cable Ship Operation" in accordance with Schedule 11.

         (b) For the duration of the Repair, the relevant Ship Operator shall provide the relevant Maintenance Authorities and, if different, the terminal parties of the Scheduled Cable undergoing Repair, with daily progress reports. Such daily reports shall include:

                  (i)      a log of the day's events;

                  (ii) an indication of the estimated number of hours remaining until completion of the final splice;

                  (iii) an indication of the times when the Cable Ship is likely to require co-operation from the terminal parties of the Scheduled Cable undergoing Repair;

                  (iv) information on the nature of the fault, any possible delays and any equipment and procedural problems encountered;

and the format of such daily reports shall follow as far as possible the steps given in the pro forma "Repair Synopsis" attached as Schedule M.

         (c) Upon completion of such Repair, the Ship Operator shall, within 24 (twenty four) hours, transmit to the Management Committee a "Notification of Completion of a Cable Ship Operation" in accordance with Schedule 12.

         (d) Upon a Cable Ship's change in operational status eg, Standby, Repair, Maintenance and Improvement, Refit, Outside Work, cable working exercise, etc, the Ship Operator shall transmit to the Management Committee a notification of the change in status in accordance with Schedules 11 and 12.

         (e) Within 45 (forty five) days after the completion of a Repair, the relevant Ship Operator shall provide to the relevant Maintenance Authority a detailed repair report in the English language.

         (f) The Management Committee shall appoint, with that Maintenance Authority's consent, a Maintenance Authority to be the Schedule L Party which shall be responsible for the preparation, revision and distribution of the annual "ACMA Fault Report".

         (g) Not later than 2 (two) months after the end of each Agreement Year, each Maintenance Authority shall inform the Schedule L Party of the number of faults on their respective Scheduled Cables repaired during such Agreement Year. This

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                  information shall be given by facsimile in accordance with the format given in Schedule L. Based upon the information received, the Schedule L Party shall send the "ACMA Fault Report" to each Party before the date of the next annual Management Committee meeting.

         (h) Within 1 (one) week of a Repair being completed, the relevant Ship Operator shall provide to the relevant Maintenance Authority the "Repair Synopsis" in accordance with the format given in Schedule M. It shall then be the responsibility of the relevant Maintenance Authority to communicate a copy of the agreed "Repair Synopsis" to the Schedule L Party.

         (i) Cable Ship reporting arrangements for Maintenance and Improvement or other work of an interruptible nature shall be as agreed between the relevant Ship Operator and the relevant Maintenance Authority responsible for such work.

ESTIMATES OF CABLE SHIP RUNNING COSTS FOR OPERATIONS

20.5 In the case of a Ship Operator undertaking an Operation, and at the request of the Maintenance Authority concerned, the Ship Operator shall advise the Maintenance Authority, by facsimile, of the estimated Running Costs of its Cable Ship for such Operation in accordance with the format given in Schedule J. Any such request by the relevant Maintenance Authority may be made prior to, during or following an Operation.

ACTIVITY AND UTILISATION REPORTS AND SUMMARIES

20.6 The Management Committee shall appoint, with that Ship Operator's consent, a Ship Operator to be the Schedule K Party, which shall be responsible for the collection and dissemination of information on Cable Ship and Alternative Cable Ship activities and utilisation. The Schedule K Party shall advise the Maintenance Authorities as follows:

         (a) by the second working day of each week, the Schedule K Party shall provide the "Weekly Cable Ship Activity Report" in accordance with the format given in Schedule K1;

         (b) not later than 2 (two) months after the end of each quarter, the Schedule K Party shall provide the "Quarterly Cable Ship Activity Report" in accordance with the formats given in Schedules K2 and K5;

         (c) not later than 2 (two) months after the end of each quarter, the Schedule K Party shall provide the "Quarterly Cable Ship Utilization Report" in accordance with the format given in Schedules K3 and K5;

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         (d)      not later than 2 (two) months after the end of each Agreement
                  Year, the Schedule K Party shall provide the Management Committee with an "Annual Cable Ship Allocation Report" in accordance with the format given in Schedule K4.

ARTICLE 21        BILLING PROCEDURES

21.1 Bills showing the amounts due to the Ship Operators from the Maintenance Authorities for their respective shares of all Cable Ship costs for each quarter shall be rendered to them by the Central Billing Party on the 15th (fifteenth) working day of the month before the start of each quarter. Such bills shall be based on information received by the Central Billing Party under Article 21.2 and shall include but not be limited to:

         (a)      Standing Charges in respect of the quarter;

         (b) any reduction of Standing Charges in respect of Outside Work forecast for the quarter;

         (c) adjustments in respect of actual Outside Work in previous quarters;

         (d) Running Costs, as incurred and advised to the Central Billing Party quarterly;

         (e) the cost of Fuel Used In Port While On Standby, as incurred and advised to the Central Billing Party quarterly;

         (f) interest, pursuant to Article 21.5, on bills not paid when due;

         (g) a statement of the total Available Ship Days having been charged under this Agreement, both on a quarterly basis and cumulatively for the Agreement Year to date;

         (h) Central Billing Party charges in respect of the quarter.

21.2 On or before the first working day of the last month preceding each quarter, each Ship Operator shall advise the Central Billing Party of the details of Standing Charges (including retrospective adjustments), the cost of Fuel Used In Port While On Standby and Running Costs, to be included in the bills next due to be rendered to the Maintenance Authorities. Such details shall be advised in the currency of the Ship Operator.

21.3 For billing purposes, all such costs notified to the Central Billing Party under Article 21.2 shall be converted into the currency of the Central Billing Party at the exchange rates pertaining to forward foreign exchange contracts which the Central Billing Party will enter into for the purchase of the amounts due to each Ship Operator in its own currency on the first working day of the third month of the quarter. Such exchange rate shall be shown on the associated bill along with the date relevant to that exchange rate.

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21.4     Bills shall be rendered in the currency of the Central Billing Party and shall be payable in that currency.

21.5 Bills shall be payable by the Maintenance Authorities to the Central Billing Party by the last working day of the second month of the quarter to which they relate, or if the issue of a bill is delayed, 70 (seventy) days from the date of issue, whichever is the later. Bills not paid by the due date will incur a charge for simple interest at a rate of 125 (one hundred and twenty five) per cent of the quarterly LIBOR applicable on the date that the payment was overdue.

21.6 On the first working day of the third month of each quarter, the Central Billing Party shall remit to or settle with each Ship Operator, in the Ship Operator's own currency, the amounts notified by it under
         Article 21.2.

BILLS UNDER DISPUTE

21.7 Should any bill or part thereof be under dispute as to its correctness, then extended payment interest shall not accrue on the amount of the bill pursuant to Article 21.5 provided always that:

         (a) before the due date for payment the Central Billing Party shall be advised by telex, facsimile or like means of communication of the amount in dispute and the nature of that dispute; and

         (b) in this respect the Central Billing Party shall, if requested by the billed Party within 30 (thirty) days of receipt of the bill in dispute, issue a replacement bill omitting the amount in dispute and such replacement bill shall become due for payment within 21 (twenty-one) days from the date on which such replacement bill was raised, or on the original due date for payment, whichever is the later; and

         (c) the amount in dispute shall be investigated by the relevant Parties and any necessary bill with respect to such amount in dispute shall be issued and paid in accordance with Article 21.5; and

         (d) notwithstanding the foregoing, in the event that upon investigation the amount in dispute or part thereof is found to be correct, the billed Party shall pay interest in accordance with Article 21.5 on the unpaid part which is found to be correct from the day after the due date for payment for the original bill in dispute until and including the day such payment is received by the Central Billing Party.

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BILLS UNPAID FOR 180 DAYS

21.8 The Central Billing Party shall at all times make all reasonable effort to ensure that all bills rendered to Maintenance Authorities are paid as due. However, if a bill, not under dispute pursuant to Article 21.7, for a Scheduled Cable remains unpaid for 180 days after the due date, the other Maintenance Authorities having Scheduled Cables in the same Zone as the defaulting Maintenance Authority shall reimburse the Central Billing Party their proportionate shares of the unpaid bill, including their proportionate shares of the interest incurred by the Central Billing Party. The amounts paid by such Maintenance Authorities shall be in proportion to their Accounting Units, as allocated to them in Schedule B1 or Schedule B2, as appropriate within the applicable Zone.

21.9 Nothing contained in this Article shall release a defaulting Maintenance Authority from its obligations under this Agreement and a defaulting Maintenance Authority shall continue to be billed its share of all Cable Ship costs in proportion to the Accounting Units allocated to it in Schedule B1 or B2, as appropriate, including interest for late payment. However, if the defaulting Maintenance Authority fails to pay any bill within 180 days of its due date, the Ship Operators shall, unless the Management Committee agrees otherwise, be instructed by the chairman of the Management Committee to carry out no further Operations on any of the Scheduled Cables for which such defaulting Maintenance Authority has responsibility until such time as full payment of outstanding bills, including interest for late payment, is received by the Central Billing Party from such defaulting Maintenance Authority or its non-defaulting joint Maintenance Authority pursuant to Article
         2.10. The chairman of the Management Committee shall give prompt notice to such defaulting Maintenance Authority that he has so instructed the Ship Operators. Furthermore, even when all outstanding balances, including applicable interest for late payment, have been paid in full by the defaulting Maintenance Authority or its non-defaulting joint Maintenance Authority, the chairman of the Management Committee shall advise such defaulting Maintenance Authority that any future Operation on the Scheduled Cables for which such defaulting Maintenance Authority has responsibility shall only be carried out following the prior payment of a security deposit to the Central Billing Party. Such security deposit shall be equal to the amount of the expected Running Costs for such intended Operation, as estimated by the relevant Ship Operator, plus any previous charges including interest for late payment not paid by such defaulting Maintenance Authority.

21.10 In the event that a Maintenance Authority for a Scheduled Cable has failed to pay a bill within 180 days of the due date and that Scheduled Cable has two or more joint Maintenance Authorities as shown in Schedule B1 or B2 as appropriate, the Central Billing Party shall notify such other joint Maintenance Authority for that Scheduled Cable of such default for non-payment. Notwithstanding Articles 21.8 and 21.9, such non-defaulting joint Maintenance Authority shall have the option to pay any unpaid bill of its defaulting joint Maintenance Authority including interest for late payment. The

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         relevant provisions of Article 21.9 shall, however, continue to apply to all Scheduled Cables for which such defaulting Maintenance Authority has responsibility.

21.11 Upon receipt by the Central Billing Party from the defaulting Maintenance Authority or from its joint Maintenance Authority (pursuant to Article 21.9 or 21.10) of any amount previously reimbursed by the other Maintenance Authorities having Scheduled Cables in the Zone in accordance with Article 21.8, any such amounts, including any interest for late payment, shall be distributed to such other Maintenance Authorities in the Zone in the same proportions as those Maintenance Authorities reimbursed the Central Billing Party under Article 21.8.

CENTRAL BILLING PARTY APPOINTMENT AND CHARGES

21.12 The Management Committee shall, with that Maintenance Authority's consent, appoint a Maintenance Authority to act as the Central Billing Party.

21.13 The Central Billing Party may impose a charge associated with the performance of the Central Billing Party function. The charge made under this Article 21.13 shall be approved by the Management Committee, shall be included in the quarterly bills, shall be allocated equally between the Zones and shall be borne by the Maintenance Authorities in proportion to the Accounting Units allocated to them in Schedule B1 or B2 as appropriate.

AUDITING AND KEEPING OF RECORDS

21.14 The Ship Operators shall, as appropriate, keep such records, vouchers, accounts or reproductions thereof in whatever form of all costs incurred in connection with the Running Costs and Fuel Used In Port While On Standby of the relevant Cable Ship as well as the storage costs and transfer costs of the relevant depot to support their billing of such costs to and among the Maintenance Authorities, until a date not less than 3 (three) years from the date of termination of this Agreement and shall make such records, vouchers and accounts available at all reasonable times for inspection by the relevant Maintenance Authority, at that Maintenance Authority's cost if any.

ARTICLE 22        LIABILITY AND INDEMNITY

LIABILITY AND INDEMNITY OF SHIP OPERATORS

22.1 Each Ship Operator shall be liable for all direct damages arising in the discharge of its obligations under this Agreement to the extent that such damages have resulted from the negligence or Wilful Misconduct of the Ship Operator, its agents or employees. The Ship Operator shall indemnify and hold harmless the Maintenance Authority concerned against all claims, actions, demands, or judgements for such direct damages.

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22.2     Each Ship Operator shall be liable for injury or damages sustained by its employees or agents in the course of their employment or agency to the extent that such injury or damages are not caused by the negligence or Wilful Misconduct of a Maintenance Authority and said Ship Operator will indemnify and hold harmless the Maintenance Authorities against all claims, actions, demands, or judgement for such injury or damages by employees or agents of the Ship Operator to the extent that they are not caused by the negligence or Wilful Misconduct of a Maintenance Authority.

LIABILITY AND INDEMNITY OF MAINTENANCE AUTHORITIES

22.3 Each Maintenance Authority shall be liable for all direct damages arising in the discharge of its obligations under this Agreement to the extent that such damages have resulted from the negligence or Wilful Misconduct of the Maintenance Authority, its agents or employees. The Maintenance Authorities shall indemnify and hold harmless the Ship Operator concerned against all claims, actions, demands or judgements for such direct damages.

22.4 Each Maintenance Authority shall be liable for injury or damages sustained by its employees or agents in the course of their employment or agency to the extent that such injury or damages are not caused by the negligence or Wilful Misconduct of a Ship Operator and said Maintenance Authority will indemnify and hold harmless the Ship Operators against all claims, actions, demands, or judgement for such injury or damages by employees or agents of the Maintenance Authority to the extent that they are not caused by the negligence or Wilful Misconduct of a Ship Operator.

22.5 Except as stated in Articles 22.1 to 22.4, no Party shall be liable for any other damages suffered by any other Party nor shall any Party be required to indemnify or hold harmless any other Party against claims made by any person or entity against any of them for damages arising from the acts or omissions of any Party or its agents or employees in the discharge of its obligations under this Agreement.

LIABILITY AND INDEMNITY OF THE APPOINTED PARTIES

22.6 Each Appointed Party shall each exercise due care, diligence and promptness in the discharge of its duties and the Parties jointly and severally shall indemnify and hold harmless each of the Appointed Parties against any claims, actions, demands or judgements arising out of each Appointed Party's performance, purported performance or non-performance of its functions under this Agreement, except if such claims, actions, demands or judgements arise out of the negligence or Wilful Misconduct of the Appointed Party.

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EFFECT OF INDEMNITIES

22.7 The indemnities and undertakings to hold harmless in this Article 22 are given in full satisfaction of any liability of whatsoever nature caused or arising out of an incident or series of incidents in any manner connected with this Agreement and are in substitution for each and every other right and remedy (whether arising generally at law, under statute or otherwise) which any of the Parties might or would otherwise have had against any other Party, in respect of the matters covered thereby.

CONSEQUENTIAL LOSS

22.8 Notwithstanding the provisions of Articles 22.1 to 22.7, no Party shall be liable to any other Party in contract, tort (including negligence or breach of statutory duty) or otherwise for loss (whether direct or indirect) of profits, production, business or anticipated savings or for any indirect or consequential loss or damage whatsoever arising in connection with the operation of this Agreement, howsoever caused.

ARTICLE 23        LIMIT OF LIABILITY

23.1 Notwithstanding the provisions of Articles 22.1 to 22.8, the total liability of any of the Parties to the other Parties collectively arising in any manner out of or in connection with this Agreement shall be limited to the sum of 1 (one) million Pounds Sterling for any one incident (or series of connected incidents) and 2 (two) million Pounds Sterling in total for any incident or series of incidents, related or unrelated, in any period of 12 (twelve) months, provided that the limitations of liability in this Article 23.1 shall not apply to:

         23.1.1 obligations to make payments in respect of Standing Charges or Running Costs or any other costs and expenses payable under the terms of this Agreement other than by way of indemnity; and/or

         23.1.2 liability for the cost of replacement of lost or damaged Spare Submersible Plant.

23.2 The Parties undertake that any policies of insurance that they hold in connection with activities carried out under this Agreement shall contain waivers of all rights of recovery or subrogation which would otherwise negate the provisions of Article 23.1.

23.3 The Parties each agree to waive any rights of marine limitation to which they may be entitled and which might otherwise limit or negate the terms of this Agreement.

23.4 No party to this Agreement excludes or restricts liability for death or personal injury resulting from its own negligence.

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ARTICLE 24        WAR RISKS

24.1 Unless the written consent of the Ship Operator is first obtained, a Cable Ship shall not be ordered into or continue in any place or any voyage nor be used on any service that will bring the Cable Ship within a zone which is dangerous as a result of any actual or threatened acts of war, hostilities, warlike operations, acts of piracy or of hostility or malicious damage against the Cable Ship or any other vessel or its cargo by any person, body of state whatsoever, revolution, civil war, civil commotion or the operation of international law, nor be exposed in any way to any risks or penalties whatsoever consequent upon the imposition of sanctions, nor carry any goods that may in any way expose the Cable Ship to any risks of seizure, capture, penalties or any other interference of any kind whatsoever by the belligerent or fighting powers or by any government or ruler.

24.2 Should the Cable Ship approach or be brought or ordered within such zone, or be exposed in any way to the said risks, the Ship Operator and/or the Shipowner shall be entitled from time to time to insure its interests in the Cable Ship against any of the risks likely to be involved thereby, on such terms as are reasonable and the Maintenance Authority concerned shall re-imburse the Ship Operator and/or the Shipowner for the additional premiums.

24.3 The Master shall have liberty to comply with any orders or directions as to departure, arrival, routes, ports of call, stoppages, destination. delivery or in any ways whatsoever given by the government of the nation under whose flag the Cable Ship sails or any other government or any person or body acting, or purporting to act, with the authority of such government or by any committee or person having, under the terms of the war risks insurance on the Cable Ship, the right to give such orders or directions.

ARTICLE 25        RELATIONSHIP OF PARTIES

25.1 The relationship and common enterprise between and among the Parties shall not be that of partners and shall be limited to the express provsions of this Agreement. Nothing contained in this Agreement shall be deemed to constitute a partnership or societe de fait between and among the Parties or to merge their assets or their fiscal or other liabilities or undertakings, nor shall it allow a Party to act as a mandatory or agent of the other Parties or any of them, except to the extent specifically permitted hereunder.

ARTICLE 26        ARBITRATION

26.1 All disputes arising in connection with this Agreement which cannot be settled amicably shall be finally settled under the rules of conciliation and arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with said rules. The results of any such arbitration shall be binding upon the Parties to this

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         Agreement. The language of arbitration shall be English and the arbitration shall take place in Geneva, Switzerland.

ARTICLE 27        AMENDMENT OF AGREEMENT AND ADMISSION OF NEW PARTIES

27.1 Except as specifically permitted under this Agreement, no provision of this Agreement may be amended except by the written agreement of all Parties.

27.2 Other persons or entities which are or become responsible for the maintenance of submarine telecommunications cables within the Area shall, upon request, be admitted as Parties.

27.3 Upon such request pursuant to Article 27.2, the signature of the chairman of the Management Committee on the document witnessing the admission of the new Party shall have the effect of binding all the other Parties as if each itself had signed such document and the chairman of the Management Committee shall then transmit a certified copy of the document to all the Parties. The document of admission of a new Party shall be in the format given in Schedule N.

ARTICLE 28        APPROVALS AND CONSENTS

28.1 The performance of this Agreement by any Party is contingent upon the obtaining and continuance of such approvals, consents, governmental authorisations, licenses and permits as may be required and each Party shall make all reasonable effort to obtain by 1 January 1998 and to have continued in effect such approvals, consents, authorisations, licenses and permits.

ARTICLE 29        PERIOD OF AGREEMENT

29.1 Notwithstanding any other date, this Agreement shall come into force pursuant to the terms of Article 2.11, shall have an effective date of 1 January 1998 and shall be effective for a period of three years terminating on 31 December 2000.

29.2 A Maintenance Authority shall, however, withdraw from this Agreement prior to the end of this three-year period if the withdrawal of its Scheduled Cable from this Agreement, pursuant to Article 13.4, results in such Maintenance Authority having no remaining Maintenance Authority responsibility for any Scheduled Cables. In this instance, the effective date of withdrawal of such Maintenance Authority shall be deemed to be the date at which its last Scheduled Cable was permanently withdrawn from operational service. A withdrawing Maintenance Authority shall not be relieved of any of its obligations incurred prior to the effective date of such withdrawal, including the obligation to pay its relevant share of all costs, billable under this Agreement, which are incurred prior to the effective date of such withdrawal.


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ARTICLE 30        ASSIGNMENT AND SUCCESSORS BOUND

30.1 This Agreement, and the rights and obligations hereunder of the Parties hereto, shall not be assigned in whole or in part by any Party without the prior written consent of the other Parties which consent shall not be unreasonably withheld or delayed; except that no consent of any kind shall be required in the case of an assignment:

         (a) to a successor to all or substantially all of the assigning Party's business; or

         (b)      to an Affiliate;

and the assigning Party shall promptly give written notice to the other Parties of any assignment permitted to be made without the other Parties' consent. Any assignment hereunder shall not be valid unless the assignee/successor agrees in writing to be bound by all the provisions hereof.

30.2 This Agreement shall be binding upon the Parties and their respective successors and permitted assigns.

ARTICLE 31        GOVERNING LAW

31.1 The interpretation, validity and performance of this Agreement shall be governed in all respects by the laws of Switzerland.

ARTICLE 32        WAIVER

32.1 The waiver of any breach of any term or condition of this Agreement shall not be deemed to be a waiver of any other breach of the same or any other term or condition of this Agreement. No waiver shall be valid unless it is in writing and signed on behalf of the Party making the waiver.

ARTICLE 33        INVALIDITY

33.1 If any provision of this Agreement is found by a irregulatory or judicial authority having jurisdiction to be void or unenforceable, such provision shall be deemed to be deleted from this Agreement and the remaining provisions shall continue in full force and effect. Notwithstanding the foregoing, the Parties shall thereupon negotiate in good faith in order to agree upon the terms of a mutually satisfactory provision to be substituted for the provision found to be void or unenforceable.

ARTICLE 34        CONFIDENTIALITY

34.1 Subject as is provided in Article 34.2, the Parties undertake that they will keep secret and confidential and will not disclose and will use only for the purposes of this Agreement

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         any Confidential Information which they may receive or acquire pursuant to this Agreement.

34.2 Notwithstanding the provisions of Article 34.1 any Party may disclose such Confidential Information to their Affiliates, and to their or their Affiliates' contractors and sub-contractors, and to any of their respective employees, servants or agents who need such Confidential Information for the purpose of enabling the Party making disclosure to perform any of their obligations or exercise any of their rights under this Agreement provided that such aforementioned Affiliate, contractor, subcontractor, employee, servant or agent shall have undertaken to keep such Confidential Information confidential and not to disclose it or use it for any other purpose.

ARTICLE 35        EXECUTION OF AGREEMENT

35.1 This Agreement and any amendment hereof shall be executed in three counterparts in the English, French and Spanish languages, and each such counterpart shall be an original, and such counterparts shall together, as well as separately, constitute one and the same Agreement.

35.2 Certified photocopies of this Agreement and any amendment hereof shall be distributed to the Parties by the chairman of the Management Committee.

35.3 If any differences in interpretation should arise between the English, French and Spanish versions of this Agreement or any amendment hereof, the English version shall be decisive.

TESTIMONIUM

IN WITNESS, WHEREOF the undersigned, duly authorised, have signed this Agreement.

FOR AND ON BEHALF OF ADMINISTRACION NACIONAL DE
TELECOMUNICACIONES
 /s/ Name of Signatory                                     15/1/1998
_________________________________________________ DATE ___________________

FOR AND ON BEHALF OF ANTELECOM, TELECOMMUNICATION ADMINISTRATION,
NETHERLANDS ANTILLES

_________________________________________________ DATE ___________________



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FOR AND ON BEHALF OF AT&T CORP.
 /s/ Name of Signatory                                    11/12/1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF BAHAMAS TELECOMMUNICATIONS CORPORATION
 /s/ Name of Signatory                                    11/12/1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF BORD TELECOM EIREANN
 /s/ Name of Signatory                                    12/3/1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF BRITISH TELECOMMUNICATIONS plc
 /s/ Name of Signatory                                    12/11/1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF CABLE AND WIRELESS MARINE LIMITED
 /s/ Name of Signatory                                    11/12/1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF CABLE AND WIRELESS plc
 /s/ Name of Signatory                                    11/12/1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF COMPANIA ANONIMA NACIONAL TELEFONOS DE VENEZUELA

_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF COMPANIA DOMINICANA DE TELEFONOS, C. POR A.
 /s/ Name of Signatory                                    12/10/1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF COMPANHIA PORTUGUESA RADIO MARCONI, S.A.
 /s/ Name of Signatory                                    12/11/1997
_________________________________________________ DATE ___________________



Atlantic Cable Maintenance and Repair Agreement
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FOR AND ON BEHALF OF THE C.S. GLOBAL LINK, L.P., BY ITS GENERAL PARTNER
TRANSOCEANIC CABLE SHIP COMPANY, INC.
 /s/ Name of Signatory                                    11/12/1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF THE C.S. GLOBAL MARINER, L.P., BY ITS GENERAL PARTNER TRANSOCEANOC CABLE SHIP COMPANY, INC.
 /s/ Name of Signatory                                    11/12/1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF DEUTSCHE TELEKOM AG
 /s/ Name of Signatory                                    11/11/1997
_________________________________________________ DATE ___________________

FOR AND ON BEHALF OF EMPRESA BRASILEIRA DE TELECOMUNICACOES S.A.
 /s/ Name of Signatory                                    12/11/1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF FLAG LIMITED
 /s/ Name of Signatory                                    12/11/1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF FRANCE TELECOM
 /s/ Name of Signatory                                    12/11/1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF FRANCE CABLES ET RADIO
 /s/ Name of Signatory                                    12/11/1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF GEMINI SUBMARINE CABLE SYSTEM LIMITED
 /s/ Name of Signatory                                    12/11/1997
_________________________________________________ DATE ___________________




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FOR AND ON BEHALF OF MERCURY COMMUNICATIONS LIMITED

 /s/ Name of Signatory                                    11/12/1997
_________________________________________________ DATE ___________________

FOR AND ON BEHALF OF NIGERIAN TELECOMMUNICATIONS LTD

________________________________________________ DATE ___________________


FOR AND ON BEHALF OF L'OFFICE NATIONAL DES TELECOMMUNICATIONS DE
COTE D'IVOIRE
 /s/ Name of Signatory                                    13/1/1998
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF THE OFFICE NATIONAL DES POSTES ET TELECOMMUNICATIONS

 /s/ Name of Signatory                                     4/1/1998
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF POST AND TELECOM ICELAND LTD
 /s/ Name of Signatory                                    12/11/1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF PRIVATE TRANSATLANTIC TELECOMMUNICATIONS SYSTEMS, INC.

 /s/ Name of Signatory                                    12/11/1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF SOCIETE MAROCAINE DE TELECOMMUNICATIONS PAR CABLES SOUS MARINS

 /s/ Name of Signatory                                    14/01/1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF SOCIETE NATIONALE DES TELECOMMUNICATIONS DU SENEGAL

 /s/ Name of Signatory                                    23/12/1997
_________________________________________________ DATE ___________________


Atlantic Cable Maintenance and Repair Agreement
--------------------------------------------------------------------------------


FOR AND ON BEHALF OF TELEBERMUDA INTERNATIONAL LIMITED
 /s/ Chickh Tidiane MBAYE                                 12/11/1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF TELECOMUNICACIONES INTERNACAIONALES DE ARGENTAIN
 /s/ Name of Signatory                                    Nov. 24, 1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF TELECOMUNICACIONES MARINAS, S.A.
 /s/ Name of Signatory                                    12 Nov., 1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF TELECOMMUNICATIONS SERVICES OF TRINIDAD & TOBAGO LIMITED
 /s/ Name of Signatory                                    28 Nov., 1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF TELE DANMARK A/S
 /s/ Name of Signatory                                    12/11/1997
_________________________________________________ DATE ___________________

FOR AND ON BEHALF OF TELEFONICA DE ESPANA, S.A.

_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF TELEFONICA LARGA DISTANCIA DE PUERTO RICO INC.
 /s/ Name of Signatory                                    12 Nov., 1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF TELEFONOS DE MEXICO S.A. DE C.V.
 /s/ Name of Signatory                                    12 Nov., 1997
_________________________________________________ DATE ___________________



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FOR AND ON BEHALF OF TELEGLOBE CANADA INC.
 /s/ Name of Signatory                                    12 Nov., 1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF TELKOM SA LIMITED
 /s/ Name of Signatory                                    15 Dec., 1997
_________________________________________________ DATE ___________________


FOR AND ON BEHALF OF TRANSOCEANIC CABLE SHIP COMPANY, INC.
 /s/ Name of Signatory                                    12 Nov., 1997
_________________________________________________ DATE ___________________



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